UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:   811-03342

Sit Mid Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

80 South Eighth Street

3300 IDS Center

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end:     June 30, 2017

Date of reporting period:   December 31, 2016

Item 1:   Reports to Stockholders

Semi-Annual Report
December 31, 2016

Balanced Fund

Dividend Growth Fund

Global Dividend Growth Fund

Large Cap Growth Fund

ESG Growth Fund

Mid Cap Growth Fund

Small Cap Dividend Growth Fund

Small Cap Growth Fund

International Growth Fund

Developing Markets Growth Fund

Sit Mutual Funds

Sit Mutual Funds

STOCK FUNDS SEMI-ANNUAL REPORT

TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

February 3, 2017

Dear Fellow Shareholders:

Despite many “expert” predictions to the contrary, equity markets rallied and bond prices fell sharply in response to the Trump/Republican victory in November. While investors could well be frustrated in the months ahead by challenges and delays to policy implementation, our view is that, for the first time in this economic cycle, growth prospects are now more skewed to the upside rather than the downside over the intermediate term.

Economic Overview

Importantly, the U.S. economy has begun 2017 with most indicators showing solid growth. Job gains have slowed as the economy is increasingly showing signs of full employment, with wage growth accelerating in recent months. Auto sales remain at elevated levels and housing continues to slowly recover, although higher interest rates may dampen near-term activity. The manufacturing economy has shown signs of improvement after several quarters of lackluster growth and a protracted inventory destocking cycle. Finally, near-term economic activity could be boosted by sharp post-election increases in CEO confidence, consumer confidence, and small business optimism. It remains to be seen whether more optimism will translate into an uptick in economic activity, but it will be critical given time required for the Trump Administration to bring forward their growth initiatives.

Key elements of the Trump Administration’s agenda include corporate tax reform, personal income tax reductions, repatriation of cash from abroad, regulatory reform, and increased spending on infrastructure and defense. While economists and analysts have studiously attempted to gauge the economic benefits of each of these initiatives, there is little historical precedent to model these potential once-in-a-generation changes. It stands to reason that measuring the “multiplier” effects is very difficult if these pro-growth proposals are enacted simultaneously. In addition, the impact of improved consumer confidence and “animal spirits” could lift business spending, which has been notably absent in recent years. Increased bank lending, lower taxes, and less regulation should have a particularly positive impact on new business formation and small business activity, which are truly the lifeblood of our entrepreneurial economy.

    To be sure, any major change in the environment will always bring about new risks. Higher inflation and interest rates, for example, are likely byproducts of faster economic growth. As the economy inches closer to full employment, faster growth may spark a strong uptick in wages, along with other inflationary pressures. Improved growth and inflation could result in the Federal Reserve tightening policy more than what is currently anticipated. In addition, the U.S. dollar could continue to appreciate as U.S. economic growth prospects diverge from the rest of the world. This would have negative implications for U.S. multinational earnings, U.S. manufacturers, and many emerging economies struggling with elevated levels of U.S. dollar-denominated debt. Finally, President-elect Trump has clearly articulated his dissatisfaction with U.S. trade policy; punitive trade actions against China and/or Mexico could spark a broader trade war that could serve to offset pro-growth initiatives.

Outside the U.S., growth trends have been relatively stable in most major regions, but we see many near-term challenges. In Europe, growth remains fragile against a backdrop of rising political risk given Brexit negotiations and key upcoming elections in France, the Netherlands, and Germany. The Chinese economy has shown encouraging trends of late, but we remain concerned that sustainability is a question given debt-fueled growth and overreliance on government stimulus. Finally, Japan is having limited success in overcoming structural challenges (e.g., demographics, debt) with pro-growth policies, and we remain cautious on growth prospects in 2017.

Equity Strategy

Following a solid 2016, we believe 2017 has the potential to be another reasonable year for the U.S. stock market, driven by improvements in corporate earnings and various policy initiatives. We suspect, however, that the market will likely be subject to a number of fits and starts in response to progress (or lack thereof) in Washington and global macroeconomic conditions.

We believe market valuations are at “fair” levels relative to our view of the path of corporate earnings and interest rates. The S&P 500® Index is currently trading at a forward price-to-earnings multiple of roughly 17 times (in line with its long-term historical average), although consensus earnings expectations, which call for +12 percent growth, appear too aggressive unless pro-growth policies are enacted quickly. In this regard, earnings projections for the winners and losers of policy initiatives will continue to be adjusted as more policy details become available. For example, estimates do not yet take into consideration the benefit of tax reform, which alone could boost S&P 500® earnings by +10 to +15 percent. The benefits of fiscal stimulus and deregulation are more difficult to quantify, but we suspect any earnings uptick from these factors will not materialize until 2018 or later.

    From a positioning standpoint, we have implemented a barbell strategy, with recent portfolio changes emphasizing companies/industries with upside potential based on a combination of policy changes and the resulting, eventual uptick in economic growth. For example, we have significant positions in the finance and transportation sectors, two groups that have the most to gain from improved growth and policy initiatives, including tax reform and deregulation.

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

As discussed, however, we are cognizant of the risks and challenges as policy changes are undertaken. There are many moving parts on the policy front and only one thing is clear: the investment landscape is now more positive, but the range of outcomes, or “tail risks,” have increased as well. Therefore, we believe it is prudent to maintain exposure to attractively-valued, non-cyclical, largely domestically-focused industries that have growth potential, including defense, HMOs, and telecom. Conversely, underweights largely consist of low growth groups that may be negatively impacted by policy side effects, including higher interest rates and a stronger U.S. dollar. Regardless of sector, we strongly believe a quality focus is appropriate in the environment ahead, as the era of extremely accommodative monetary policy has largely run its course. Ultra-low interest rates and easy access to credit can often provide cover for fundamental weakness in a business. The year ahead may well be marked by greater volatility across financial markets after years of relative stability, resulting in significant opportunities to improve risk/reward potential across Sit Mutual Fund strategies. In general, our quality bias has not been rewarded in the QE-driven backdrop (i.e., easy money) prevailing in recent years. We strongly believe a different, and potentially more volatile, environment lies ahead.

    In Europe, equity valuations are generally in line-to-slightly-above long-term averages, but earnings still remain depressed for a number of sectors. The MSCI Europe Index is currently trading at a forward price-to-earnings multiple of about 14.5 times, which is slightly above its 30-year median of 13 times and a 15 percent discount to the S&P 500 Index. Equity fund flows and investor surveys have both been indicative of a fair amount of pessimism, suggesting European stocks may be poised for a meaningful reversal in sentiment as policy uncertainty eases and as corporate earnings improve against easy comparisons. Looking forward, we believe the performance of European equities will remain choppy in response to both political and global macroeconomic events. However, investors will likely begin to anticipate diminished political risk heading into 2018 and the potential for improved fiscal/corporate spending, implying a solid underlying bid for European stocks as we move through the year. We do not expect a “rising tide lifts all boats” scenario by any means and remain selective with regard to our sector, end-market, and company-specific exposures. Given the negative impact of a strong U.S. dollar and a myriad of other concerns, we are underweighting stocks with significant emerging market exposure. We prefer companies that are either plays on domestic secular/cyclical/niche growth, address markets where there is pent-up demand, benefit from modest inflation/rising global yields, and/or have meaningful exposure to the United States. As such, we have recently increased weightings in financial stocks (i.e., insurance and banks) that will benefit from the potential for lower regulation and a steeper interest rate curve in the United States as well as a modestly improving banking environment in Europe.

Turning to Asia, Japanese equities performed well to finish 2016, bid higher as the yen fell and global growth prospects improved somewhat. Outflows from Japanese equities have also abated and valuations remain cheap relative to other global equity markets. However, we continue to remain meaningfully underweight Japan across global and international portfolios, given our cautious view on the economy’s long-term growth prospects. The key concern remains the ability of “Abenomics” to overcome the substantial structural challenges of a declining population, rigid labor market, and elevated debt levels. Within our Japanese holdings, we increasingly prefer beneficiaries from a weaker yen, such as exporters and multinationals that benefit from favorable currency translation as well as those leveraged to regions where growth prospects are improving, such as the U.S. In terms of China, we expect a mild slowdown in the economy in 2017, with debt levels and capital outflow concerns likely to linger. In addition, potential rising trade tensions with the incoming U.S. Administration may also limit near-term upside. However, looking beyond near-term cautiousness, we are maintaining our China Internet exposure despite its recent underperformance, as growth remains solid and the outlook is positive. We expect these stocks to outperform the market, even if growth concerns persist.

As we have often mentioned, the one common theme throughout each Sit Equity Mutual Fund is an emphasis on quality. Quality, from our perspective, refers to the sustainability of business models, strong balance sheets, and the quality of earnings, with generation of free cash flow an important indicator. In addition, the experience and track record of management teams is also an important consideration, as navigating a rapidly changing environment is sure to bring about both opportunities and challenges.

With best wishes,

Roger J. Sit

Chairman, President, CEO and Global CIO

DECEMBER 31, 2016	3

Sit Balanced Fund

OBJECTIVE & STRATEGY

The dual objectives of the Sit Balanced Fund are to seek long-term growth of capital consistent with the preservation of principal and to provide regular income. It pursues its objectives by investing in a diversified portfolio of stocks and bonds. The Fund may emphasize either equity securities or fixed-income securities, or hold equal amounts of each, dependent upon the Adviser’s analysis of market, financial and economic conditions.

The Fund’s permissible investment allocation is: 35-65% in equity securities and 35-65% in fixed-income securities. At all times at least 25% of the fixed-income assets will be invested in fixed-income senior securities.

The Sit Balanced Fund’s six-month return was +3.37%, while the S&P 500® Index gained +7.82% and the Bloomberg Barclays Capital Aggregate Bond Index decreased -2.53% over the period.

Stocks and bond prices went in opposite directions, particularly after the election, as markets quickly determined that pro-growth policies, which could lift the economy (and corporate earnings) out of slow-growth mode, are on the way. A stronger dollar and higher interest rates (and lower bond prices) are near-term consequences of this optimism, representing headwinds for investors to consider until policy actions take hold. While the path may be choppy, we are optimistic that the combination of lower corporate and personal tax rates, a reduction in regulations, and fiscal stimulus will be positive for equity markets once it becomes clear that corporate earnings will step higher. Within the equity portion of the Fund, we have recently added to several sectors (including financials) that stand to benefit from faster growth, while maintaining a focus on quality with some attractively-valued, more defensive holdings should policy delays or headwinds to growth emerge. The Fund’s largest sector weightings are technology services, health technology and finance. The equity portion of the Fund underperformed the S&P 500® Index over the past six months, driven by poor stock selection in the commercial services sector and an underweighted position in the finance sector, which outperformed significantly over the period.

With respect to fixed income markets, interest rates increased meaningfully over the second half of 2016, as the unexpected November presidential election result produced a new market consensus for improved economic growth. Interestingly, the rise in bond yields did the heavy lifting for the Federal Reserve, paving the way for them to raise the fed funds rate target a quarter percent to 0.50% in December. The combined result was negative returns for most bonds (e.g., 30-year Treasury bond producing a 14% loss in the fourth quarter alone). Looking ahead, we believe the Federal Reserve is in the process of gradually moving towards a “neutral” fed funds rate that will neither be considered stimulative nor restrictive to economic policy, with additional rate hikes at a relatively slow, steady pace over time. In terms of performance over the second half of the year, we estimate the fixed income portion of the Fund generated a return of -1.5%, which compares favorably to the -2.5% return for the Bloomberg Barclays Aggregate Bond Index. A meaningful income advantage relative to the benchmark continues to be the primary driver of returns.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index and the Bloomberg Barclays Aggregate Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the primary index for the equity portion of the Fund.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year. This is the primary index for the fixed income portion of the Fund.

The portfolio also benefitted from a shorter-than-benchmark duration as interest rates rose. Lastly, an overweight allocation in corporate bonds also benefitted returns, as improving expectations for corporate profits resulted in this being one of the best performing sectors for the period.

The stock/fixed income allocation is currently 63.3% equities, 34.2% fixed income, and 2.5% cash and equivalents. We expect to continue an above-average allocation to equities, based our view that stocks, as a whole, are somewhat more attractive than bonds, given our expectation that economic growth may begin to improve.

Roger J. Sit

Bryce A. Doty

Portfolio Managers

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Balanced Fund	S&P 500® Index [1]	Bloomberg Barclays Aggregate Bond Index [2]
Six Month	3.37%	7.82%	-2.53%
One Year	4.60	11.96	2.65
Five Year	8.72	14.66	2.23
Ten Year	5.48	6.95	4.34
Since Inception (12/31/93)	6.71	9.17	5.38

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

2 Bloomberg Barclays Aggregate Bond Index is an unmanaged market value-weighted index which measures the performance of investment grade debt securities with maturities of at least one year.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$20.91 Per Share
Net Asset Value 6/30/16:	$20.40 Per Share
Total Net Assets:	$24.6 Million

TOP HOLDINGS

Top Equity Holdings:

1. Alphabet, Inc.

2. Apple, Inc.

3. Visa, Inc.

4. Microsoft Corp.

5. JPMorgan Chase & Co.

Top Fixed Income Holdings:

1. U.S. Treasury Note, 1.75%, 3/31/22

2. U.S. Treasury Strip, 2.59%, 5/15/44

3. FHLMC, 5.00%, 10/1/43

4. BlackRock Income Trust

5. INVISTA Finance, LLC, 4.25%, 10/15/19

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	5

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Balanced Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 63.3%
Commercial Services - 1.1%
1,225	Equifax, Inc.	144,832
3,150	Nielsen Holdings, PLC	132,142

		276,974

Communications - 1.8%
850	SBA Communications Corp. *	87,771
6,500	Verizon Communications, Inc.	346,970

		434,741

Consumer Durables - 0.7%
1,450	Electronic Arts, Inc. *	114,202
600	Genuine Parts Co.	57,324

		171,526

Consumer Non-Durables - 4.2%
2,875	Estee Lauder Cos., Inc.-Class A	219,909
3,825	NIKE, Inc.	194,425
2,925	PepsiCo, Inc.	306,043
1,150	Philip Morris International, Inc.	105,214
2,500	Procter & Gamble Co.	210,200

		1,035,791

Consumer Services - 5.8%
2,450	CBS Corp.	155,869
1,900	Marriott International, Inc.	157,092
6,200	Starbucks Corp.	344,224
1,700	Time Warner, Inc.	164,101
6,150	Visa, Inc.	479,823
1,125	Walt Disney Co.	117,248

		1,418,357

Electronic Technology - 6.3%
4,350	Apple, Inc.	503,817
9,250	Applied Materials, Inc.	298,498
1,925	Broadcom, Ltd.	340,282
4,000	Ciena Corp. *	97,640
6,700	Intel Corp.	243,009
1,025	Skyworks Solutions, Inc.	76,526

		1,559,772

Energy Minerals - 2.7%
650	Chevron Corp.	76,505
2,250	Continental Resources, Inc. *	115,965
850	EOG Resources, Inc.	85,935
3,800	Marathon Petroleum Corp.	191,330
2,825	Occidental Petroleum Corp.	201,225

		670,960

Finance - 7.8%
850	Ameriprise Financial, Inc.	94,299
3,800	Brixmor Property Group, Inc.	92,796
1,250	Chubb, Ltd.	165,150

Quantity	Name of Issuer	Fair Value ($)

1,175	Goldman Sachs Group, Inc.	281,354
4,000	Invesco, Ltd.	121,360
4,575	JPMorgan Chase & Co.	394,777
2,600	KeyCorp	47,502
1,600	Marsh & McLennan Cos., Inc.	108,144
6,050	Synchrony Financial	219,434
550	T Rowe Price Group, Inc.	41,393
3,150	US Bancorp	161,816
3,450	Wells Fargo & Co.	190,130

		1,918,155

Health Services - 1.8%
2,000	Centene Corp. *	113,020
550	Humana, Inc.	112,216
1,400	UnitedHealth Group, Inc.	224,056

		449,292

Health Technology - 7.5%
2,550	AbbVie, Inc.	159,681
550	Alexion Pharmaceuticals, Inc. *	67,293
625	Allergan, PLC *	131,256
125	Biogen, Inc. *	35,448
1,500	Celgene Corp. *	173,625
2,150	Gilead Sciences, Inc.	153,962
1,000	Incyte Corp. *	100,270
2,100	Johnson & Johnson	241,941
4,650	Medtronic, PLC	331,220
5,650	Pfizer, Inc.	183,512
1,000	Thermo Fisher Scientific, Inc.	141,100
1,125	Zimmer Holdings, Inc.	116,100

		1,835,408

Industrial Services - 0.4%
1,150	Schlumberger, Ltd.	96,542

Process Industries - 1.2%
2,425	Ecolab, Inc.	284,258

Producer Manufacturing - 3.9%
825	3M Co.	147,320
525	Danaher Corp.	40,877
1,200	Delphi Automotive, PLC	80,820
2,450	General Electric Co.	77,420
1,850	Honeywell International, Inc.	214,322
1,800	Raytheon Co.	255,600
1,400	United Technologies Corp.	153,468

		969,827

Retail Trade - 4.3%
145	Amazon.com, Inc. *	108,731
1,325	CVS Health Corp.	104,556
2,375	Home Depot, Inc.	318,440
1,600	Macy’s, Inc.	57,296
2,300	Target Corp.	166,129

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity / Principal Amount ($)	Name of Issuer	Fair Value ($)

2,900	TJX Cos., Inc.	217,877
340	Ulta Salon Cosmetics & Fragrance, Inc. *	86,680

		1,059,709

Technology Services - 10.4%
1,600	Accenture, PLC	187,408
3,700	Adobe Systems, Inc. *	380,915
450	Alphabet, Inc.-Class A *	356,603
255	Alphabet, Inc.-Class C *	196,814
1,250	ANSYS, Inc. *	115,613
3,375	Cognizant Technology Solutions Corp. *	189,101
2,525	Facebook, Inc. *	290,501
7,575	Microsoft Corp.	470,710
2,750	PayPal Holdings, Inc.	108,542
185	priceline.com, Inc. *	271,221

		2,567,428

Transportation - 2.9%
5,575	Delta Air Lines, Inc.	274,234
925	FedEx Corp.	172,235
1,450	Union Pacific Corp.	150,336
900	United Parcel Service, Inc.	103,176

		699,981

Utilities - 0.5%
975	NextEra Energy, Inc.	116,474

Total Common Stocks (cost: $11,543,421)		15,565,195

Bonds - 32.1%

Asset-Backed Securities - 0.9%
2,165	Centex Home Equity, 2004-D AF4, 5.18%, 6/25/32 [14]	2,162
6,256	Citifinancial Mortgage Securities, Inc., 2004-1 AF3, 4.27%, 4/25/34 [14]	6,284
8,184	Conseco Finance, 2001-D M1, 2.05%, 11/15/32 [1]	8,122
8,223	Conseco Financial Corp., 1997-7 A6, 6.76%, 7/15/28	8,333
74,989	Credit Suisse First Boston Mortgage Corp., 2005-AGE1 M3, 1.41%, 2/25/32 [1]	73,259
23,783	HouseHold Home Equity Loan Trust, 2007-2 A4, 0.86%, 7/20/36 [1]	23,681
6,747	Irwin Home Equity Corp., 2005-1 M1, 5.92%, 6/25/35 [14]	6,812
18,352	New Century Home Equity Loan Trust, 2005-A A4W, 4.88%, 8/25/35 [14]	18,999
58,956	Park Place Securities, Inc., 2005-WHQ3 M2, 1.43%, 6/25/35 [1]	58,886
4,126	Residential Funding Mortgage Securities II, Inc., 2003-HI2 A6, 5.26%, 7/25/28 [14]	4,117

		210,655

Principal Amount ($)	Name of Issuer	Fair Value ($)

Collateralized Mortgage Obligations - 5.2%
	Fannie Mae:
48,173	2004-T1 1A1, 6.00%, 1/25/44	53,863
26,828	1999-17 C, 6.35%, 4/25/29	29,595
37,218	2001-82 ZA, 6.50%, 1/25/32	41,905
13,171	2009-30 AG, 6.50%, 5/25/39	14,330
5,732	2013-28 WD, 6.50%, 5/25/42	6,492
28,341	2004-W9 2A1, 6.50%, 2/25/44	32,596
76,444	2015-88 CJ, 6.50%, 7/25/44	86,568
4,289	2010-108 AP, 7.00%, 9/25/40	4,820
13,122	2004-T3, 1A3, 7.00%, 2/25/44	15,089
	Freddie Mac:
43,997	K014 1A, 2.79%, 10/25/20	44,713
37,167	4293 BA, 5.35%, 10/15/47 [1]	39,763
38,694	2102 Z, 6.00%, 12/15/28	43,241
40,041	2122 ZE, 6.00%, 2/15/29	43,120
47,010	2980 QA, 6.00%, 5/15/35	53,378
22,535	2283 K, 6.50%, 12/15/23	24,607
37,356	2357 ZJ, 6.50%, 9/15/31	42,395
33,445	T-59 1A1, 6.50%, 10/25/43	39,211
72,753	4520 HM, 6.50%, 8/15/45	86,083
92,770	1142 IA, 7.00%, 10/15/21	101,001
9,072	3946 KW, 7.00%, 11/15/29	9,602
40,107	3704 CT, 7.00%, 12/15/36	46,503
29,171	2238 PZ, 7.50%, 6/15/30	33,216
	Government National Mortgage Association:
61,059	2015-80 BA, 6.98%, 6/20/45 [1]	71,039
60,967	2014-69 W, 7.26%, 11/20/34 [1]	71,982
52,575	2013-133 KQ, 7.37%, 8/20/38	62,398
34,366	2005-74 HA, 7.50%, 9/16/35	38,402
48,905	New Residential Mortgage Loan Trust, 2016-2A B3, 5.70%, 11/26/35 1, [4]	49,001
	Sequoia Mortgage Trust:
30,918	2013-3 A2, 2.50%, 3/25/43 [1]	28,981
16,559	2012-4 A2, 3.00%, 9/25/42 [1]	16,325
	Vendee Mortgage Trust:
28,288	2008-1 B, 7.43%, 3/15/25 [1]	31,831
22,746	1994-2 2, 8.64%, 5/15/24 [1]	24,663

		1,286,713

Corporate Bonds - 13.4%
25,000	Activision Blizzard, Inc., 6.13%, 9/15/23 [4]	27,353
25,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	25,131
59,655	Aircraft Certificate Owner Trust 2003, 7.00%, 9/20/22 [4]	62,936
50,000	Alphabet, Inc., 3.63%, 5/19/21	53,024
39,429	American Airlines 2013-2 Class B Trust, 5.60%, 7/15/20 [4]	40,908
50,000	American Equity Investment Life Holding Co., 6.63%, 7/15/21	52,125
50,000	American Express Credit Corp., 2.38%, 5/26/20	49,972
50,000	Ameriprise Financial, Inc., 3.70%, 10/15/24	51,089

See accompanying notes to financial statements.
DECEMBER 31, 2016	7

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Balanced Fund (Continued)

Principal Amount ($)	Name of Issuer	Fair Value ($)

25,000	Anheuser-Busch InBev Finance, Inc., 3.65%, 2/1/26	25,380
25,000	Aspen Insurance Holdings, Ltd., 4.65%, 11/15/23	25,731
100,000	Assured Guaranty US Holdings, Inc., 7.00%, 6/1/34	109,282
50,000	Bank One Corp. (Subordinated), 7.63%, 10/15/26	63,508
25,000	Bank One Michigan (Subordinated), 8.25%, 11/1/24	31,983
25,000	Basell Finance Co. BV, 8.10%, 3/15/27 [4]	32,685
25,000	Berkshire Hathaway Finance Corp., 3.00%, 5/15/22	25,473
50,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26	49,675
	BlackRock, Inc.:
25,000	3.50%, 3/18/24	25,892
50,000	4.25%, 5/24/21	53,807
	Burlington Northern Santa Fe, LLC:
25,000	7.00%, 12/15/25	31,867
25,000	7.08%, 5/13/29	32,139
50,000	Caterpillar Financial Services Corp., 2.50%, 11/13/20	50,029
75,000	Citigroup, Inc., 3.50%, 2/27/33 [14]	72,966
25,000	Comcast Corp., 2.75%, 3/1/23	24,821
50,000	ConocoPhillips Co., 4.95%, 3/15/26	55,200
42,516	Continental Airlines 2000-1 Class A-1 Trust, 8.05%, 11/1/20	47,246
20,693	Continental Airlines 2012-1 Class A Trust, 4.15%, 4/11/24	21,262
25,000	Costco Wholesale Corp., 2.25%, 2/15/22	24,779
39,555	Delta Air Lines 2007-1 Class A Trust, 6.82%, 8/10/22	45,488
54,344	Doric Nimrod Air Alpha 2012-1 Class A Trust, 5.13%, 11/30/22 [4]	56,586
50,916	Doric Nimrod Air Alpha 2013-1 Trust, 5.25%, 5/30/23 [4]	53,080
25,000	Dr. Pepper Snapple Group, Inc., 2.53%, 11/15/21	24,854
50,000	Eaton Vance Corp., 3.63%, 6/15/23	50,779
80,000	Exxon Mobil Corp., 4.11%, 3/1/46	81,942
25,000	General Electric Co., 7.50%, 8/21/35	33,498
43,364	Hawaiian Airlines 2013-1 Class A, 3.90%, 1/15/26	44,285
51,000	Ingersoll-Rand Co., 7.20%, 6/1/25	57,617
25,000	Intel Corp., 3.10%, 7/29/22	25,708
	Invesco Finance, PLC:
25,000	3.13%, 11/30/22	25,184
50,000	3.75%, 1/15/26	50,669
150,000	INVISTA Finance, LLC, 4.25%, 10/15/19 [4]	148,709
25,000	ITT, LLC, 7.40%, 11/15/25	31,660
50,000	JPMorgan Chase & Co., 3.88%, 2/1/24	51,819
25,000	Kaiser Foundation Hospitals, 3.50%, 4/1/22	25,799
25,000	KKR Group Finance Co., LLC, 6.38%, 9/29/20 [4]	28,156

Principal Amount ($)	Name of Issuer	Fair Value ($)

50,000	Loews Corp., 3.75%, 4/1/26	50,826
25,000	Lowe’s Companies, Inc., 7.59%, 6/18/27	30,429
125,000	Manufacturers & Traders Trust Co. (Subordinated), 1.57%, 12/1/21 [1]	122,656
50,000	Medtronic, Inc., 2.50%, 3/15/20	50,560
25,000	Microsoft Corp., 2.00%, 8/8/23	23,895
40,000	Northern States Power Co., 7.13%, 7/1/25	49,956
31,048	Northwest Airlines 2007-1 A Trust, 7.03%, 11/1/19	34,656
50,000	OM Asset Management, PLC, 4.80%, 7/27/26	47,373
25,000	PACCAR Financial Corp., 1.65%, 8/11/21	24,019
25,000	PepsiCo, Inc., 1.70%, 10/6/21	24,287
25,000	Pfizer, Inc., 5.80%, 8/12/23	29,476
50,000	Progressive Corp. (Subordinated), 6.70%, 6/15/37 [1]	48,875
75,000	Raytheon Co., 4.88%, 10/15/40	84,339
50,000	Rockwell Automation, Inc., 2.88%, 3/1/25	48,978
50,000	Rockwell Collins, Inc., 3.70%, 12/15/23	51,183
75,000	Security Benefit Life Insurance Co. (Subordinated), 7.45%, 10/1/33 [4]	83,660
50,000	Security Capital Group, Inc., 7.70%, 6/15/28	65,949
46,205	Spirit Airlines 2015-1B Trust, 4.45%, 4/1/24	47,014
50,000	State Street Corp., 7.35%, 6/15/26	64,002
75,000	Symetra Financial Corp., 4.25%, 7/15/24	74,110
38,079	US Airways 2001-1C Trust (Subordinated), 7.35%, 3/20/22	41,982
25,000	US Bancorp, 2.95%, 7/15/22	25,148
25,000	US Bancorp (Subordinated), 3.10%, 4/27/26	24,339
2,000	Verizon Communications, 5.90%, 2/15/54	52,180
15,107	Virgin Australia 2013-1A Trust, 5.00%, 10/23/23 [4]	15,787
50,000	Wells Fargo & Co. (Subordinated), 4.10%, 6/3/26	50,659
25,000	Wyeth, LLC, 5.95%, 4/1/37	31,461

		3,299,895

Federal Home Loan Mortgage Corporation - 1.4%
152,209	5.00%, 10/1/43	169,849
6,151	6.00%, 10/1/21	6,451
57,903	6.50%, 2/1/22	62,064
39,904	7.50%, 7/1/29	46,221
13,005	7.50%, 11/1/36	15,833
23,554	8.00%, 2/1/34	28,079
3,409	8.38%, 5/17/20	3,549

		332,046

Federal National Mortgage Association - 3.0%
33,187	5.00%, 2/1/33	34,200
131,449	5.50%, 10/1/33	148,046
95,773	6.00%, 2/1/38	109,057
53,211	6.14%, 11/1/43	59,217
64,082	6.50%, 9/1/27	72,735
96,582	6.50%, 10/1/36	109,269
15,372	7.00%, 1/1/32	16,265

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Fair Value ($)

21,526	7.00%, 3/1/33	24,712
15,106	7.00%, 12/1/36	18,013
26,844	8.00%, 6/1/24	29,902
36,420	8.00%, 1/1/31	39,077
28,280	8.00%, 2/1/31	34,876
5,905	8.47%, 7/15/26	6,704
36,226	8.50%, 10/1/30	42,630

		744,703

Government National Mortgage Association - 2.1%
76,374	5.75%, 12/15/22	82,647
70,745	6.00%, 4/15/29	82,200
42,932	6.50%, 11/20/38	49,558
16,530	7.00%, 12/15/24	17,914
24,173	7.00%, 11/20/27	28,077
60,529	7.00%, 9/20/29	70,341
24,011	7.00%, 9/20/38	27,299
59,389	7.50%, 4/20/32	66,286
22,692	8.00%, 7/15/24	24,875
64,560	8.38%, 3/15/31	66,934

		516,131

Taxable Municipal Securities - 3.7%
50,000	Alaska Muni Bond Bank Auth., 5.99%, 9/1/25	53,987
50,000	Banning Redevelopment Agency Successor Agency, 3.51%, 9/1/31	46,848
75,000	City of Tooele City UT, 2.32%, 12/1/24	70,930
40,000	Kentucky Housing Corp., 3.50%, 1/1/40	40,396
50,000	Los Angeles Comm. Red. Agy., 8.00%, 9/1/38	62,798
38,398	Louisiana Housing Corp., 3.05%, 12/1/38	37,681
50,000	Louisiana Public Facilities Auth., 4.50%, 7/1/43	46,311
50,000	Macomb Interceptor Drain Drainage District, 5.50%, 5/1/30	51,654
50,000	Massachusetts Edu. Fin. Auth., 4.00%, 1/1/32	49,666
100,000	Mississippi Development Bank, 2.54%, 8/1/24	95,729
61,000	Multistate Liquidating Trust No. 1, 3.11%, 12/15/28 4,	17 57,479
75,000	Northern Illinois Muni Power Agy., 6.86%, 1/1/39	89,012
50,000	Soledad Redevelopment Agency, 6.13%, 12/1/32	52,237
150,000	Tennessee Valley Auth., 3.67%, 1/15/30 [6]	93,633
65,000	Texas St. Pub. Fin. Auth. Charter Sch. Fin., 8.75%, 8/15/27	69,735

		918,096

U.S. Government / Federal Agency Securities - 1.3%
300,000	U.S. Treasury Note, 1.75%, 3/31/22	296,004
50,000	U.S. Treasury Strips, 3.16%, 11/15/45 [6]	20,124

		316,128

Principal Amount ($) Quantity	Name of Issuer	Fair Value ($)

U.S. Treasury / Federal Agency Securities - 1.1%
	U.S. Treasury Strips:
50,000	2.04%, 2/15/27 [6]	38,791
525,000	2.59%, 5/15/44 [6]	222,766

		261,557

Total Bonds (cost: $8,013,507)		7,885,924

Investment Companies - 2.1%
6,513	BlackRock Enhanced Government Fund	85,972
24,300	BlackRock Income Trust	153,819
8,700	Duff & Phelps Utility and Corporate Bond Trust	82,128
27,600	MFS Intermediate Income Trust	122,544
16,352	Putnam Premier Income Trust	81,269

Total Investment Companies (cost: $552,701)		525,732

Short-Term Securities - 2.4%
591,726	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%
Total Short-Term Securities (cost: $591,726)		591,726

Total Investments in Securities - 99.9% (cost: $20,701,355)		24,568,577
Other Assets and Liabilities, net - 0.1%		29,012

Total Net Assets - 100.0%		$24,597,589

*	Non-income producing security.

[1]	Variable rate security. Rate disclosed is as of December 31, 2016.

[4]	144A Restricted Security. The total value of such securities as of December 31, 2016 was $656,340 and represented 2.7% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of December 31, 2016.

[17]	Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

LLC — Limited Liability Company

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2016	9

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Balanced Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	15,565,195	—	—	15,565,195
Asset-Backed Securities	—	210,655	—	210,655
Collateralized Mortgage Obligations	—	1,286,713	—	1,286,713
Corporate Bonds	—	3,299,895	—	3,299,895
Federal Home Loan Mortgage Corporation	—	332,046	—	332,046
Federal National Mortgage Association	—	744,703	—	744,703
Government National Mortgage Association	—	516,131	—	516,131
Taxable Municipal Securities	—	918,096	—	918,096
U.S. Government / Federal Agency Securities	—	316,128	—	316,128
U.S. Treasury / Federal Agency Securities	—	261,557	—	261,557
Investment Companies	525,732	—	—	525,732
Short-Term Securities	591,726	—	—	591,726

Total:	16,682,653	7,885,924	—	24,568,577

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2016	11

Sit Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Dividend Growth Fund is to provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Sit Dividend Growth Fund Class I posted a +6.27% return for the last six months of 2016, compared to the +7.82% return for the S&P 500® Index. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.52% compared to the 2.08% of the S&P 500® Index.

U.S. stocks posted solid returns during the second half of 2016, fueled by a sharp rally following the presidential election. Markets have risen in hopes that an improving economic and corporate earnings backdrop will emerge from President-elect Trump’s pro-growth policies, including lower tax rates, fiscal stimulus and deregulation. While there is clearly a risk that the market may be expecting too much, too soon, we believe there could be significant opportunities for investors if growth initiatives are pushed forward. Certainly, tax, spending, and regulatory policies will likely have very different impacts across companies and sectors. Our recent portfolio positioning, therefore, has been based on identifying likely “winners” once policies are enacted. For example, we have increased positions in financials, transportation and producer manufacturing, as these are cyclical sectors that should see immediate benefits of policy changes and an uptick in economic growth. Conversely, we have reduced our commitment to the health technology sector, given the lack of policy upside, currency pressures, and concerns over drug pricing. Regardless of sector, we remain focused on companies that have strong balance sheets, generate consistent growth in earnings and cash flow, and maintain a commitment to increasing dividends to shareholders over the longer term. To this point, 81 out of 85 companies held in the Fund increased their dividends over the past twelve months, with an average increase of just over +9%.

The Fund’s defensive positioning relative to the S&P 500® Index negatively impacted performance over the second half of 2016. Poor stock selection and overweighting the lagging health care sector was a key detractor, while performance in the finance sector was weighed down by overweighting REITs and underweighting banks and life insurers, which surged during the period with the sharp increase in interest rates. In terms of individual stocks, Medtronic, CVS Health,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the S&P 500® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index. This is the Fund’s primary index.

Nielsen Holdings, Teva Pharmaceutical Industries and Life Storage were among the underperformers during the period. The Fund benefitted from strong stock selection in process industries and technology services sectors. Top individual performers included KeyCorp, Applied Materials, Synchrony Financial, Delta Air Lines and Scotts Miracle-Gro.

We continue to believe that dividend-paying growth stocks held in the Fund remain attractively valued relative to current dividend yields and growth rates.

Roger J. Sit

Kent L. Johnson

Michael J. Stellmacher

Portfolio Managers

12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Dividend
	Growth Fund
			S&P 500®
	Class I	Class S	Index 1
Six Month	6.27%	6.16%	7.82%
One Year	10.73	10.49	11.96
Five Year	12.67	12.40	14.66
Ten Year	8.10	7.83	6.95
Since Inception - Class I (12/31/03)	9.16	n/a	7.73
Since Inception - Class S (3/31/06)	n/a	8.32	7.49

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 S&P 500® Index is an unmanaged capitalization-weighted index that measures the performance of 500 widely held common stocks of large-cap companies. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/16:	$15.59 Per Share
Net Asset Value 6/30/16:	$15.82 Per Share
Total Net Assets:	$927.3 Million
Class S:
Net Asset Value 12/31/16:	$15.54 Per Share
Net Asset Value 6/30/16:	$15.76 Per Share
Total Net Assets:	$67.4 Million

Weighted Average Market Cap:	$111.7 Billion

TOP 10 HOLDINGS

  1. Microsoft Corp.

  2. Verizon Communications, Inc.

  3. Johnson & Johnson

  4. JPMorgan Chase & Co.

  5. Intel Corp.

  6. Home Depot, Inc.

  7. Broadcom, Ltd.

  8. Apple, Inc.

  9. UnitedHealth Group, Inc.

10. Pfizer, Inc.

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	13

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.3%
Communications - 2.9%
547,875	Verizon Communications, Inc.	29,245,568

Consumer Durables - 2.9%
124,950	Genuine Parts Co.	11,937,723
39,800	Snap-On, Inc.	6,816,546
88,000	Stanley Black & Decker, Inc.	10,092,720

		28,846,989

Consumer Non-Durables - 8.0%
129,300	B&G Foods, Inc.	5,663,340
135,075	General Mills, Inc.	8,343,583
86,300	JM Smucker Co.	11,051,578
123,350	Kraft Heinz Co.	10,770,922
152,750	PepsiCo, Inc.	15,982,232
140,650	Philip Morris International, Inc.	12,868,068
174,350	Procter & Gamble Co.	14,659,348

		79,339,071

Consumer Services - 4.7%
190,800	CBS Corp.	12,138,696
143,450	Starbucks Corp.	7,964,344
73,600	Time Warner, Inc.	7,104,608
126,525	Visa, Inc.	9,871,480
94,175	Walt Disney Co.	9,814,918

		46,894,046

Electronic Technology - 8.7%
164,300	Apple, Inc.	19,029,226
488,800	Applied Materials, Inc.	15,773,576
109,900	Broadcom, Ltd.	19,427,023
544,150	Intel Corp.	19,736,320
111,300	Skyworks Solutions, Inc.	8,309,658
64,600	Xilinx, Inc.	3,899,902

		86,175,705

Energy Minerals - 3.8%
161,450	Marathon Petroleum Corp.	8,129,008
207,925	Occidental Petroleum Corp.	14,810,498
444,725	Suncor Energy, Inc.	14,538,060

		37,477,566

Quantity	Name of Issuer	Fair Value ($)

Finance - 18.7%
123,475	Allstate Corp.	9,151,967
457,200	Brixmor Property Group, Inc.	11,164,824
75,275	Chubb, Ltd.	9,945,333
54,300	Goldman Sachs Group, Inc.	13,002,135
207,400	Hartford Financial Services Group, Inc.	9,882,610
645,075	Huntington Bancshares, Inc.	8,527,892
247,875	Invesco, Ltd.	7,520,528
268,275	JPMorgan Chase & Co.	23,149,450
840,600	KeyCorp	15,357,762
386,275	Legg Mason, Inc.	11,553,485
157,200	Macquarie Infrastructure Corp.	12,843,240
196,100	MetLife, Inc.	10,567,829
383,375	Synchrony Financial	13,905,011
94,900	T Rowe Price Group, Inc.	7,142,174
269,500	US Bancorp	13,844,215
211,600	XL Group, Ltd.	7,884,216

		185,442,671

Health Services - 3.2%
36,300	Aetna, Inc.	4,501,563
144,725	Cardinal Health, Inc.	10,415,858
107,725	UnitedHealth Group, Inc.	17,240,309

		32,157,730

Health Technology - 12.0%
209,125	Abbott Laboratories	8,032,491
218,650	AbbVie, Inc.	13,691,863
95,675	Becton Dickinson and Co.	15,838,996
55,575	Gilead Sciences, Inc.	3,979,726
217,275	Johnson & Johnson	25,032,253
202,450	Medtronic, PLC	14,420,514
232,700	Merck & Co., Inc.	13,699,049
518,075	Pfizer, Inc.	16,827,076
79,450	Zimmer Holdings, Inc.	8,199,240

		119,721,208

Industrial Services - 1.0%
121,000	Schlumberger, Ltd.	10,157,950

Process Industries - 5.1%
241,525	Dow Chemical Co.	13,820,060
177,175	International Paper Co.	9,400,906
115,500	LyondellBasell Industries NV	9,907,590
83,150	Scotts Miracle-Gro Co.	7,944,982
37,475	Sherwin-Williams Co.	10,071,032

		51,144,570

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Producer Manufacturing - 8.9%
38,500	3M Co.	6,874,945
71,850	Delphi Automotive, PLC	4,839,098
284,225	General Electric Co.	8,981,510
138,275	Honeywell International, Inc.	16,019,159
5,032	Hubbell, Inc.	587,234
142,550	Ingersoll-Rand, PLC	10,696,952
39,720	Lockheed Martin Corp.	9,927,617
75,950	Orbital ATK, Inc.	6,663,094
106,075	Raytheon Co.	15,062,650
81,800	United Technologies Corp.	8,966,916

		88,619,175

Retail Trade - 4.2%
45,350	Costco Wholesale Corp.	7,260,988
146,500	Home Depot, Inc.	19,642,720
65,375	Target Corp.	4,722,036
130,100	TJX Cos., Inc.	9,774,413

		41,400,157

Technology Services - 5.3%
94,475	Accenture, PLC	11,065,857
9,125	Alphabet, Inc.-Class A *	7,231,106
550,500	Microsoft Corp.	34,208,070

		52,505,033

Transportation - 4.8%
58,600	Alaska Air Group, Inc.	5,199,578
243,125	Delta Air Lines, Inc.	11,959,319
69,825	FedEx Corp.	13,001,415
72,629	Ryder System, Inc.	5,406,503
112,400	Union Pacific Corp.	11,653,632

		47,220,447

Quantity	Name of Issuer	Fair Value ($)

Utilities - 5.1%
529,200	CenterPoint Energy, Inc.	13,039,488
132,770	DTE Energy Co.	13,079,173
110,100	NextEra Energy, Inc.	13,152,546
239,000	Southern Co.	11,756,410

		51,027,617

Total Common Stocks (cost: $858,848,363)		987,375,503

Short-Term Securities - 0.5%
5,064,387	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $5,064,387)		5,064,387

Total Investments in Securities - 99.8% (cost: $863,912,750)		992,439,890
Other Assets and Liabilities, net - 0.2%		2,297,412

Total Net Assets - 100.0%		$994,737,302

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Common Stocks **	987,375,503	—	—	987,375,503
Short-Term Securities	5,064,387	—	—	5,064,387

Total:	992,439,890	—	—	992,439,890

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2016	15

Sit Global Dividend Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Global Dividend Growth Fund is to provide current income that exceeds the dividend yield of the MSCI World Index and that grows over a period of years. Secondarily, the Fund seeks long-term capital appreciation.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in dividend-paying common stocks issued by U.S. and foreign companies. The Fund may invest the balance of its assets in preferred stocks, convertible bonds, and U.S. Treasury securities.

The Global Dividend Growth Fund Class I generated a total return +3.57% for the 6-month period ending December 31, 2016 versus a total return of +6.81% for the MSCI World Index. The growth equity investment style underperformed the Index meaningfully in the last six months, but particularly in the fourth quarter of 2016, as did the Fund.

Global equities posted solid returns during the second half of 2016, fueled by a sharp rally following U.S. presidential election. Equity markets have risen in anticipation of improving economic growth and higher corporate earnings on the back of President-elect Trump’s pro-growth policies, which include lower tax rates, fiscal stimulus, and deregulation. Although there is a risk that investors may be expecting too much too soon, we believe attractive investment prospects exist for stocks and continue selectively invest in potential beneficiaries of Trump’s pro-growth initiatives. We continue to increase exposure to the transportation and industrial sectors while at the same time reducing health technology exposure where drug-pricing issues continue to plague stocks and companies. Elsewhere in the world, we believe the performance of European equities will remain choppy in response to both political and global macroeconomic events. In Japan, the key concern remains the ability of “Abenomics” to overcome the substantial structural challenges of a declining population, rigid labor market, and elevated debt levels.

Contributing favorably to relative performance during the 6-month period were the Fund’s holdings in transportation (Delta Airlines and Union Pacific), software & services (Microsoft) and insurance (Prudential) industries. The household & personal products industry also contributed to the outperformance given the underweight position relative to the Index. Conversely, pharmaceutical (Teva Pharmaceutical and Roche Holding), health care equipment (Medtronic and Cardinal Health) and diversified financial (Macquarie Infrastructure and AURELIUS Equity) industries negatively impacted absolute and relative performance.

Regionally, the Asia/Pacific region was the top contributing region due to strong stock selection. The top contributing stocks in Asia/ Pacific were HSBC Holdings and Broadcom. Stock selection in Euroland was the largest negative detractor to the Fund, with more defensive-oriented holdings in Medtronic, Anheuser-Busch Inbev, Nielsen

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

Holding, and Veolia Environment having the largest negative impact.

The Fund’s gross dividend (before deduction of Fund expenses) yield is 3.0% and is approximately +50 basis points higher than the 2.5% yield of the Index. In periods of low absolute returns, the dividend component of the return becomes more significant and this should benefit the dividend paying companies that are the focus of this strategy. The portfolio emphasizes high quality, dividend paying growth stocks and continues to be well diversified. We believe the portfolio is well positioned to outperform in down markets if financial market volatility pick up, as we believe it will throughout 2017. Dividends rose throughout 2016 and the bulk of the companies (79%) in the Fund increased their dividends. The median dividend increase for the Fund in 2016 was 7.0% versus 2.6% for the Index.

Roger J. Sit             Raymond E. Sit     Tasha M. Murdoff

Kent L. Johnson     Michael J. Stellmacher

Portfolio Managers

16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Global
	Dividend
	Growth Fund		MSCI
	Class I	Class S	World Index [1]
Six Month	3.57%	3.38%	6.81%
One Year	4.96	4.71	7.51
Five Year	8.38	8.11	10.41
Since Inception	8.22	7.95	7.10
(9/30/08)

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/16:	$13.51 Per Share
Net Asset Value 6/30/16:	$13.19 Per Share
Total Net Assets:	$ 22.7 Million
Class S:
Net Asset Value 12/31/16:	$13.50 Per Share
Net Asset Value 6/30/16:	$13.18 Per Share
Total Net Assets:	$3.1 Million

Weighted Average Market Cap:	$ 115.4 Billion

TOP 10 HOLDINGS

  1. Verizon Communications, Inc.

  2. Microsoft Corp.

  3. JPMorgan Chase & Co.

  4. Pfizer, Inc.

  5. Roche Holding AG

  6. Nestle SA

  7. Apple, Inc.

  8. BCE, Inc.

  9. Iberdrola SA

10. Diageo, PLC, ADR

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	17

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Global Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 97.7%
Asia - 5.4%
China/Hong Kong - 1.0%
6,475	HSBC Holdings, PLC, ADR	260,165

Japan - 2.6%
21,000	Astellas Pharma, Inc.	291,340
61,900	Mitsubishi UFJ Financial Group, Inc., ADR	381,304

		672,644

Singapore - 1.8%
2,525	Broadcom, Ltd.	446,344

Europe - 29.5%
Belgium - 1.4%
3,475	Anheuser-Busch InBev NV, ADR	366,404

France - 3.0%
4,900	Schlumberger, Ltd.	411,355
1,550	Unibail-Rodamco SE	369,374

		780,729

Germany - 3.6%
16,400	Allianz SE, ADR	270,272
4,200	Aurelius SE & Co.	245,562
3,325	Siemens AG	407,114

		922,948

Ireland - 3.1%
2,750	Accenture, PLC	322,108
6,900	Medtronic, PLC	491,487

		813,595

Netherlands - 5.0%
31,900	ING Groep NV, ADR	449,790
4,450	LyondellBasell Industries NV	381,721
28,100	RELX NV	472,640

		1,304,151

Spain - 2.0%
77,400	Iberdrola SA	506,808

Switzerland - 6.8%
2,500	Chubb, Ltd.	330,300
7,350	Nestle SA	526,536
2,375	Roche Holding AG	541,387
1,265	Zurich Insurance Group AG	347,647

		1,745,870

United Kingdom - 4.6%

1,900	Delphi Automotive, PLC	127,965
4,825	Diageo, PLC, ADR	501,510

Quantity	Name of Issuer	Fair Value ($)

72,925	DS Smith, PLC	366,202
4,500	Nielsen Holdings, PLC	188,775

		1,184,452

North America - 62.8%
Bermuda - 1.7%
8,900	Invesco, Ltd.	270,026
4,700	XL Group, Ltd.	175,122

		445,148

Canada - 2.6%
11,725	BCE, Inc.	506,989
4,800	Suncor Energy, Inc.	156,912

		663,901

United States - 58.5%
2,225	3M Co.	397,318
6,050	AbbVie, Inc.	378,851
3,825	Allstate Corp.	283,509
400	Alphabet, Inc.-Class A *	316,980
4,500	Apple, Inc.	521,190
8,000	Applied Materials, Inc.	258,160
5,300	Arthur J Gallagher & Co.	275,388
15,575	Brixmor Property Group, Inc.	380,341
3,365	Cardinal Health, Inc.	242,179
11,500	CenterPoint Energy, Inc.	283,360
9,075	Delta Air Lines, Inc.	446,399
4,700	Dow Chemical Co.	268,934
8,750	General Electric Co.	276,500
2,625	Genuine Parts Co.	250,792
3,600	Gilead Sciences, Inc.	257,796
3,075	Home Depot, Inc.	412,296
4,100	Honeywell International, Inc.	474,985
10,925	Intel Corp.	396,250
4,450	International Paper Co.	236,117
3,875	Johnson & Johnson	446,439
7,950	JPMorgan Chase & Co.	686,006
20,900	KeyCorp	381,843
2,250	Kimberly-Clark Corp.	256,770
1,365	Lockheed Martin Corp.	341,168
4,600	Macquarie Infrastructure Corp.	375,820
5,300	Marathon Petroleum Corp.	266,855
12,325	Microsoft Corp.	765,876
6,200	Occidental Petroleum Corp.	441,626
4,275	PepsiCo, Inc.	447,293
19,200	Pfizer, Inc.	623,616
3,025	Prudential Financial, Inc.	314,782
1,200	Snap-On, Inc.	205,524
7,075	Starbucks Corp.	392,804
3,300	Target Corp.	238,359
5,150	TJX Cos., Inc.	386,920
4,325	Union Pacific Corp.	448,416

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

2,100	United Parcel Service, Inc.	240,744
3,000	United Technologies Corp.	328,860
14,875	Verizon Communications, Inc.	794,028
6,300	WEC Energy Group, Inc.	369,495

		15,110,589

Total Common Stocks (cost: $23,015,551)		25,223,748

Short-Term Securities - 2.3%
580,438	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%
Total Short-Term Securities (cost: $580,438)		580,438

Total Investments in Securities - 100.0% (cost: $23,595,989)		25,804,186
Other Assets and Liabilities, net - 0.0%		8,251

Total Net Assets - 100.0%		$25,812,437

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2016	19

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Global Dividend Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	366,404	—	—	366,404
Bermuda	445,148	—	—	445,148
Canada	663,901	—	—	663,901
China/Hong Kong	260,165	—	—	260,165
France	411,355	369,374	—	780,729
Germany	270,272	652,676	—	922,948
Ireland	813,595	—	—	813,595
Japan	381,304	291,340	—	672,644
Netherlands	831,511	472,640	—	1,304,151
Singapore	446,344	—	—	446,344
Spain	—	506,808	—	506,808
Switzerland	330,300	1,415,570	—	1,745,870
United Kingdom	818,250	366,202	—	1,184,452
United States	15,110,589	—	—	15,110,589
Short-Term Securities	580,438	—	—	580,438

Total:	21,729,576	4,074,610	—	25,804,186

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2016	21

Sit Large Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Large Cap Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in the common stocks of domestic growth companies with capitalizations of $5 billion or more at the time of purchase.

The The Sit Large Cap Growth Fund’s six-month return was +6.04%, compared to the +5.64% return for the Russell 1000® Growth Index. The S&P 500® Index return for the period was +7.82%.

Equities surged ahead following the U.S. presidential election, as investors became optimistic that pro-growth policies will lift economic growth out of the subdued range experienced over the past several years. While headwinds (e.g., stronger dollar, higher rates) and policy initiatives are a concern, we believe the combined impact of tax cuts, fiscal spending and deregulation will jump-start growth and eventually lead to higher corporate earnings. Recognizing both the upside and downside potential in this environment, we have adopted a “barbell” strategy within the portfolio, increasing exposure to sectors most leveraged to positive policy changes (e.g., financials, transports), while maintaining a high quality bias in more defensive groups (e.g., health care) to provide some downside support if markets are disappointed with progress on proposed initiatives. In general, our quality bias has not been rewarded in recent years, as unprecedented monetary policy has broadly lifted markets. We believe a different, and potentially more volatile, environment lies ahead in which quality will be rewarded. The heaviest-weighted sectors within the Fund are technology services, electronic technology and health technology. We believe these sectors are attractively valued relative to their growth prospects. Conversely, the Fund has limited exposure to slow growth groups, including utilities, industrial services and consumer durables.

The Fund outperformed the Russell 1000® Growth Index over the past six months. Relative performance was positively impacted by stock selection in finance and transportation. From a sector standpoint, overweighting transportation and electronic technology, while underweighting consumer non-durables, added to relative returns. Goldman Sachs Group, Applied Materials, JP Morgan Chase, Synchrony Financial and Alaska Air Group were among the standout individual stock performers over the past six months. On the negative

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 1000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

side, stock selection negatively impacted returns in the health technology, commercial services and producer manufacturing sectors.

We remain enthusiastic about the long-term outlook for companies held in the Fund, based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

		Russell
	Sit Large	1000®	Russell
	Cap Growth	Growth	1000®
	Fund	Index [1]	Index [2]
Six Month	6.04%	5.64%	8.01%
One Year	4.36	7.08	12.05
Five Year	12.24	14.50	14.69
Ten Year	6.59	8.33	7.08
Since Inception 3 (9/2/82)	9.73	10.87	11.66

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 1000® Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 1000® Index is an unmanaged index that measures the performance of approximately 1,000 of the largest U.S. companies by market capitalization.

3 On 6/6/93, the Fund’s investment objective changed to allow for a portfolio of 100% stocks. Prior to that time, the portfolio was required to contain no more than 80% stocks.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$35.49 Per Share
Net Asset Value 6/30/16:	$36.02 Per Share
Total Net Assets:	$111.9 Million
Weighted Average Market Cap:	$151.3 Billion

TOP 10 HOLDINGS

  1. Alphabet, Inc.

  2. Apple, Inc.

  3. Microsoft Corp.

  4. Facebook, Inc.

  5. Visa, Inc.

  6. PepsiCo, Inc.

  7. Adobe Systems, Inc.

  8. Broadcom, Ltd.

  9. Home Depot, Inc.

  9. Verizon Communications, Inc.

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	23

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Large Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.5%
Commercial Services - 1.8%
9,300	Equifax, Inc.	1,099,539
21,400	Nielsen Holdings, PLC	897,730

		1,997,269

Communications - 2.8%
5,900	SBA Communications Corp. *	609,234
46,775	Verizon Communications, Inc.	2,496,850

		3,106,084

Consumer Durables - 1.1%
10,300	Electronic Arts, Inc. *	811,228
4,200	Genuine Parts Co.	401,268

		1,212,496

Consumer Non-Durables - 6.6%
19,775	Estee Lauder Cos., Inc.-Class A	1,512,590
31,450	NIKE, Inc.	1,598,604
26,300	PepsiCo, Inc.	2,751,769
17,600	Procter & Gamble Co.	1,479,808

		7,342,771

Consumer Services - 8.9%
18,100	CBS Corp.	1,151,522
13,900	Marriott International, Inc.	1,149,252
41,900	Starbucks Corp.	2,326,288
14,575	Time Warner, Inc.	1,406,925
40,100	Visa, Inc.	3,128,602
7,600	Walt Disney Co.	792,072

		9,954,661

Electronic Technology - 11.8%
49,875	Apple, Inc.	5,776,522
69,500	Applied Materials, Inc.	2,242,765
14,900	Broadcom, Ltd.	2,633,873
28,100	Ciena Corp. *	685,921
34,600	Intel Corp.	1,254,942
12,400	MACOM Technology Solutions Holdings, Inc. *	573,872

		13,167,895

Energy Minerals - 2.0%
3,900	Chevron Corp.	459,030
18,600	Marathon Petroleum Corp.	936,510
5,400	Occidental Petroleum Corp.	384,642
2,300	Pioneer Natural Resources Co.	414,161

		2,194,343

Finance - 6.3%
28,600	Brixmor Property Group, Inc.	698,412
5,450	Chubb, Ltd.	720,054
5,900	Goldman Sachs Group, Inc.	1,412,755
20,600	JPMorgan Chase & Co.	1,777,574
24,200	Legg Mason, Inc.	723,822

Quantity	Name of Issuer	Fair Value ($)

40,125	Synchrony Financial	1,455,334
3,900	T Rowe Price Group, Inc.	293,514

		7,081,465

Health Services - 2.7%
14,000	Centene Corp. *	791,140
3,500	Humana, Inc.	714,105
9,825	UnitedHealth Group, Inc.	1,572,393

		3,077,638

Health Technology - 11.7%
20,400	AbbVie, Inc.	1,277,448
4,700	Alexion Pharmaceuticals, Inc. *	575,045
5,175	Allergan, PLC *	1,086,802
900	Biogen, Inc. *	255,222
11,475	Celgene Corp. *	1,328,231
19,700	Gilead Sciences, Inc.	1,410,717
15,300	Johnson & Johnson	1,762,713
31,000	Medtronic, PLC	2,208,130
42,000	Pfizer, Inc.	1,364,160
7,500	Thermo Fisher Scientific, Inc.	1,058,250
7,925	Zimmer Holdings, Inc.	817,860

		13,144,578

Industrial Services - 0.7%
9,100	Schlumberger, Ltd.	763,945

Process Industries - 1.8%
17,300	Ecolab, Inc.	2,027,906

Producer Manufacturing - 6.6%
8,850	3M Co.	1,580,344
3,700	Danaher Corp.	288,008
21,800	General Electric Co.	688,880
14,425	Honeywell International, Inc.	1,671,136
13,500	Raytheon Co.	1,917,000
11,600	United Technologies Corp.	1,271,592

		7,416,960

Retail Trade - 7.1%
1,025	Amazon.com, Inc. *	768,617
12,475	CVS Health Corp.	984,402
18,725	Home Depot, Inc.	2,510,648
16,100	Target Corp.	1,162,903
24,600	TJX Cos., Inc.	1,848,198
2,500	Ulta Salon Cosmetics & Fragrance, Inc. *	637,350

		7,912,118

Technology Services - 22.4%
15,075	Accenture, PLC	1,765,735
26,100	Adobe Systems, Inc. *	2,686,995
3,950	Alphabet, Inc.-Class A *	3,130,177
5,966	Alphabet, Inc.-Class C *	4,604,678
10,800	ANSYS, Inc. *	998,892

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

28,600	Cognizant Technology Solutions Corp. *	1,602,458
27,800	Facebook, Inc. *	3,198,390
70,600	Microsoft Corp.	4,387,084
21,500	PayPal Holdings, Inc.	848,605
1,275	priceline.com, Inc. *	1,869,226

		25,092,240

Transportation - 4.7%
11,900	Alaska Air Group, Inc.	1,055,887
21,615	Delta Air Lines, Inc.	1,063,242
6,900	FedEx Corp.	1,284,780
9,800	Union Pacific Corp.	1,016,064
7,000	United Parcel Service, Inc.	802,480

		5,222,453

Utilities - 0.5%
5,000	NextEra Energy, Inc.	597,300

Total Common Stocks (cost: $71,721,275)		111,312,122

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 0.7%
775,998	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $775,998)		775,998

Total Investments in Securities - 100.2% (cost: $72,497,273)		112,088,120
Other Assets and Liabilities, net - (0.2%)		(174,421)

Total Net Assets - 100.0%		$111,913,699

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks **	111,312,122	—	—	111,312,122
Short-Term Securities	775,998	—	—	775,998

Total:	112,088,120	—	—	112,088,120

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2016	25

Sit ESG Growth Fund - Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit ESG Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in companies that the Adviser believes have strong environmental, social and corporate governance (ESG) practices at the time of purchase. The Fund invests in common stocks of U.S. and foreign companies, primarily of large to medium capitalizations (companies with market capitalization in excess of $2 billion).

The Sit ESG Growth Fund Class I generated a total return of +2.01% in the second half of calendar 2016 compared to the MSCI World Index return of +6.81%. Just over 70% of the underperformance relative to the Index is attributable to an average cash balance of 17.6% over the six-month period. While the cash balance remained elevated during the first three months of the Fund’s inception as we opportunistically purchased stocks in the uncertain market environment (i.e., Brexit, U.S. political elections), the cash balance is currently at a more normalized level of roughly 2%.

Global equities performed well following the U.S. presidential election as investors became optimistic that pro-growth policies would lift economic growth out of the subdued range experienced over the past several years. While headwinds (i.e., stronger U.S. dollar and higher rates) policy initiatives are a concern, we believe the combined impact of tax cuts, fiscal spending, and deregulation will jump start growth and eventually lead to higher corporate earnings, particularly in the U.S. Recognizing both the upside and downside potential in this environment, we have adopted a “barbell” strategy within the portfolio, increasing exposure to sectors (i.e., financials and transports) most levered to policy change while maintaining a high quality bias in more defensive groups (i.e., health care) provides some downside support if markets are disappointed with progress on proposed initiatives.

Elsewhere, we believe the performance of European equities will remain choppy in response to both political and global macroeconomic events. However, investors will likely begin to anticipate diminished political risk heading into 2018 and the potential for improved fiscal/corporate spending, implying a solid underlying bid for European stocks as we move through the year. In Japan, the key concern remains the ability of “Abenomics” to overcome the substantial structural challenges of a declining population, rigid labor market, and elevated debt levels.

The industries contributing most favorably to relative performance were transportation (Delta Airlines and FedEx), insurance (Prudential Financial and Zurich Insurance) and health care equipment & services (Humana and UnitedHealth Group). Conversely, cash was the largest detractor, followed by the technology hardware & equipment (Ingenico) and food, beverage & tobacco (Coca-Cola

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the MSCI World Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index. This is the Fund’s primary index

European Partners, Anheuser-Busch Inbev, Nestle and Ajinomoto) industries.

The focus of the Sit ESG Fund is to invest at least 80% of the assets in companies that have strong ESG (environmental, social and corporate governance) practices. At of the end calendar 2016, the Fund’s Sustainalytics ESG percentile of 86% was well ahead of the Index at 70%. The Fund has a High Morningstar Sustainability Ranking and is ranked in the top 1% in the Large Growth category. We remain positive about the long-term outlook for companies held in the Fund based on attractive valuations and sustainable earnings growth potential.

Roger J. Sit

Ronald D. Sit

Michael J. Stellmacher

Portfolio Managers

26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

Sit ESG Growth Fund	MSCI

			World
	Class I	Class S	Index [1]
Since Inception (6/30/16)	2.01%	1.88%	6.81%

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It is not possible to invest directly in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/16:	$10.18 Per Share
Net Asset Value 6/30/16[2]:	$10.00 Per Share
Total Net Assets:	$2.1 Million
Class S:
Net Asset Value 12/31/16:	$10.18 Per Share
Net Asset Value 6/30/16[2]:	$10.00 Per Share
Total Net Assets:	$2.1 Million

Weighted Average Market Cap:	$105.8 Billion

2   Inception date of the Fund.

TOP 10 HOLDINGS

  1. Johnson & Johnson

  2. Pfizer, Inc.

  3. Iberdrola SA, ADR

  4. Delta Air Lines, Inc.

  5. Verizon Communications, Inc.

  6. Ingersoll-Rand, PLC

  7. ING Groep NV, ADR

  8. Occidental Petroleum Corp.

  9. Marriott International, Inc.

10. Goldman Sachs Group, Inc.

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	27

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit ESG Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 98.0%
Asia - 6.8%
China/Hong Kong - 1.3%
1,300	HSBC Holdings, PLC, ADR	52,234

Japan - 5.5%
2,900	Ajinomoto Co., Inc.	58,355
2,400	Asics Corp.	47,827
5,300	Astellas Pharma, Inc.	73,529
8,325	Mitsubishi UFJ Financial Group, Inc., ADR	51,282

		230,993

Europe - 29.0%
Belgium - 1.3%
500	Anheuser-Busch InBev NV, ADR	52,720

France - 3.8%
685	Ingenico Group SA	54,653
550	Schlumberger, Ltd.	46,172
2,500	Unibail-Rodamco SE, ADR	59,425

		160,250

Germany - 2.9%
3,200	Allianz SE, ADR	52,736
550	Siemens AG, ADR	67,331

		120,067

Ireland - 5.1%
510	Accenture, PLC	59,736
1,250	Ingersoll-Rand, PLC	93,800
825	Medtronic, PLC	58,765

		212,301

Netherlands - 4.1%
6,575	ING Groep NV, ADR	92,708
4,700	RELX NV, ADR	78,772

		171,480

Spain - 4.3%
3,850	Iberdrola SA, ADR	100,986
2,250	Industria de Diseno Textil SA	76,649

		177,635

Switzerland - 4.4%
900	Nestle SA, ADR	64,566
1,500	Roche Holding AG, ADR	42,795
2,725	Zurich Insurance Group AG, ADR	75,128

		182,489

United Kingdom - 3.1%
2,100	Coca-Cola European Partners, PLC	65,940
600	Diageo, PLC, ADR	62,364

		128,304

Quantity	Name of Issuer	Fair Value ($)

North America - 62.2%
Canada - 5.3%
1,925	BCE, Inc.	83,237
2,200	Gildan Activewear, Inc.	55,814
2,475	Suncor Energy, Inc.	80,908

		219,959

United States - 56.9%
475	3M Co.	84,821
950	AbbVie, Inc.	59,489
500	Adobe Systems, Inc. *	51,475
1,050	Allstate Corp.	77,826
85	Alphabet, Inc.-Class A *	67,358
750	Cognizant Technology Solutions Corp. *	42,022
2,050	Delta Air Lines, Inc.	100,840
1,000	Dow Chemical Co.	57,220
425	Ecolab, Inc.	49,818
340	Facebook, Inc. *	39,117
400	FedEx Corp.	74,480
2,500	General Electric Co.	79,000
375	Goldman Sachs Group, Inc.	89,794
665	Home Depot, Inc.	89,163
400	Humana, Inc.	81,612
2,350	Intel Corp.	85,234
975	Johnson & Johnson	112,330
800	JPMorgan Chase & Co.	69,032
350	Kimberly-Clark Corp.	39,942
1,600	Legg Mason, Inc.	47,856
1,100	Marriott International, Inc.	90,948
1,400	Microsoft Corp.	86,996
1,100	NIKE, Inc.	55,913
1,300	Occidental Petroleum Corp.	92,599
700	PepsiCo, Inc.	73,241
3,375	Pfizer, Inc.	109,620
835	Prudential Financial, Inc.	86,890
1,525	Starbucks Corp.	84,668
950	TJX Cos., Inc.	71,374
375	UnitedHealth Group, Inc.	60,015
1,775	Verizon Communications, Inc.	94,750
800	Visa, Inc.	62,416

		2,367,859

Total Common Stocks (cost: $3,974,627)		4,076,291

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 2.0%
81,313	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $81,313)		81,313

Total Investments in Securities - 100.0% (cost: $4,055,940)		4,157,604
Other Assets and Liabilities, net - 0.0%		1,503

Total Net Assets - 100.0%		$4,159,107

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments

ADR — American Depositary Receipt

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	52,720	—	—	52,720
Canada	219,959	—	—	219,959
China/Hong Kong	52,234	—	—	52,234
France	105,597	54,653	—	160,250
Germany	120,067	—	—	120,067
Ireland	212,301	—	—	212,301
Japan	51,282	179,711	—	230,993
Netherlands	171,480	—	—	171,480
Spain	100,986	76,649	—	177,635
Switzerland	182,489	—	—	182,489
United Kingdom	128,304	—	—	128,304
United States	2,367,859	—	—	2,367,859
Short-Term Securities	81,313	—	—	81,313

Total:	3,846,591	311,013	—	4,157,604

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
DECEMBER 31, 2016	29

Sit Mid Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Midcap® Growth Fund is to maximize long-term capital appreciation. The Fund pursues this objective by investing at least 80% of its net assets in common stocks that, at the time of purchase, have market capitalizations that fall within the range of companies included in the Russell Midcap® Growth Index during the most recent 12-month period. The Russell Midcap® Growth Index ranged from approximately $171 million to $33 billion during the 12-month period ended December 31, 2016.

The Sit Mid Cap Growth Fund’s return for the second half of 2016 was +5.72%, compared to +5.07% for the Russell Mid Cap® Growth Index. The S&P MidCap 400® Index rose 11.87% during the period.

Mid-cap stocks posted solid gains over the second half of 2016, as the U.S. presidential election proved to be a much-needed catalyst for stock prices. While we see the market’s positive reaction to potential policy changes as rational, we caution investors that President-elect Trump’s initiatives will take time to be formulated and have an impact on the economy and corporate earnings. However, given relatively high valuations following the run-up in prices, we believe the market will need to see signs of progress rather quickly, if market enthusiasm is to be maintained. Our investment team continues to focus on high quality, well-managed mid-cap companies that can produce strong earnings growth, even if the current slow growth environment prevails into the future. We continue to believe that maintaining a well-diversified, high quality portfolio is appropriate given the many crosscurrents at the present time. Technology services and electronic technology carry the heaviest sector weightings within the Fund, as we think many tech companies are undervalued relative to both their cyclical and secular growth prospects. We also hold a significant weighting in the finance sector, as we believe many financial firms have much to gain from faster growth and expected policy changes, including lower taxes and decreased regulations. Regardless of sector, we remain focused on quality companies that have strong balance sheets and exhibit consistent growth in both earnings and cash flow over the longer term.

Over the past six months, the Fund exceeded the return for the Russell Mid Cap® Growth Index. In terms of relative returns, the sectors that had the most positive impact over the period included consumer non- durables, transportation and process industries. In terms of individual stocks, the top six-month performers included Alaska Air Group, Applied Materials, Cardtronics, Aspen Technology and Scotts Miracle-Gro. The worst performing sectors, in terms of relative returns, included health services, health technology and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell Midcap® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

producer manufacturing. Individual stocks that hurt returns over the period included Ultimate Software Group, Novavax, Envision Healthcare, Acadia Healthcare and Mobileye.

Our research staff remains committed and focused on identifying investment opportunities that will help our shareholders achieve their investment goals over the long term.

Roger J. Sit

Kent L. Johnson

Robert W. Sit

Portfolio Managers

30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Mid Cap Growth Fund	Russell Midcap® Growth Index [1]	Russell Midcap® Index [2]
Six Month	5.72%	5.07%	7.87%
One Year	3.10	7.33	13.80
Five Year	11.04	13.51	14.72
Ten Year	5.85	7.83	7.86
Since Inception (9/2/82)	11.32	n/a	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell Midcap® Index is an unmanaged index that measures the performance of approximately 800 of the smallest companies in the Russell 1000® Index.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$16.08 Per Share
Net Asset Value 6/30/16:	$15.36 Per Share
Total Net Assets:	$142.0 Million
Weighted Average Market Cap:	$20.3 Billion

TOP 10 HOLDINGS

  1. Ulta Salon Cosmetics & Fragrance, Inc.

  2. TJX Cos., Inc.

  3. Broadcom, Ltd.

  4. Ecolab, Inc.

  5. Waste Connections, Inc.

  6. Alaska Air Group, Inc.

  7. Ultimate Software Group, Inc.

  8. Applied Materials, Inc.

  9. priceline.com, Inc.

10. Cardtronics, PLC

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	31

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Mid Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 95.6%
Commercial Services - 5.4%
37,900	Booz Allen Hamilton Holding Corp.	1,367,054
55,300	Cardtronics, PLC *	3,017,721
15,000	Equifax, Inc.	1,773,450
35,200	Nielsen Holdings, PLC	1,476,640

		7,634,865

Communications - 1.3%
18,300	SBA Communications Corp. *	1,889,658

Consumer Durables - 4.7%
15,300	Carlisle Cos., Inc.	1,687,437
20,000	Electronic Arts, Inc. *	1,575,200
8,700	Genuine Parts Co.	831,198
6,300	Polaris Industries, Inc.	519,057
12,350	Snap-On, Inc.	2,115,184

		6,728,076

Consumer Non-Durables - 1.1%
48,900	Coca-Cola European Partners, PLC	1,535,460

Consumer Services - 6.9%
3,000	Chipotle Mexican Grill, Inc. *	1,131,960
42,600	Cinemark Holdings, Inc.	1,634,136
53,600	Dunkin’ Brands Group, Inc.	2,810,784
33,832	Marriott International, Inc.	2,797,230
48,900	Service Corp. International	1,388,760

		9,762,870

Electronic Technology - 10.7%
98,400	Applied Materials, Inc.	3,175,368
24,800	Arista Networks, Inc. *	2,399,896
22,800	Broadcom, Ltd.	4,030,356
58,200	Ciena Corp. *	1,420,662
27,200	MACOM Technology Solutions Holdings, Inc. *	1,258,816
38,300	Skyworks Solutions, Inc.	2,859,478

		15,144,576

Energy Minerals - 2.2%
23,800	Continental Resources, Inc. *	1,226,652
39,010	Marathon Petroleum Corp.	1,964,154

		3,190,806

Finance - 9.3%
11,400	Affiliated Managers Group, Inc. *	1,656,420
7,800	Ameriprise Financial, Inc.	865,332
35,300	Arthur J Gallagher & Co.	1,834,188
66,300	Brixmor Property Group, Inc.	1,619,046
23,600	First Republic Bank	2,174,504
16,600	Hartford Financial Services Group, Inc.	790,990
28,500	Intercontinental Exchange, Inc.	1,607,970
51,600	Legg Mason, Inc.	1,543,356

Quantity	Name of Issuer	Fair Value ($)

4,400	SVB Financial Group *	755,304
4,900	T Rowe Price Group, Inc.	368,774

		13,215,884

Health Services - 4.0%
26,300	Centene Corp. *	1,486,213
20,200	Envision Healthcare Corp. *	1,278,458
23,100	HealthSouth Corp.	952,644
21,800	Patterson Cos, Inc.	894,454
15,500	Surgical Care Affiliates, Inc. *	717,185
7,400	Team Health Holdings, Inc. *	321,530

		5,650,484

Health Technology - 8.6%
12,000	Alexion Pharmaceuticals, Inc. *	1,468,200
12,200	Align Technology, Inc. *	1,172,786
8,100	Allergan, PLC *	1,701,081
15,700	Celgene Corp. *	1,817,275
4,500	DexCom, Inc. *	268,650
9,300	Incyte Corp. *	932,511
7,900	Jazz Pharmaceuticals, PLC *	861,337
19,650	Thermo Fisher Scientific, Inc.	2,772,615
11,675	Zimmer Holdings, Inc.	1,204,860

		12,199,315

Industrial Services - 2.5%
45,500	Waste Connections, Inc.	3,575,845

Process Industries - 5.4%
31,200	Ecolab, Inc.	3,657,264
18,800	International Paper Co.	997,528
30,800	Scotts Miracle-Gro Co.	2,942,940

		7,597,732

Producer Manufacturing - 7.4%
4,689	Adient, PLC *	274,775
24,000	AMETEK, Inc.	1,166,400
10,950	Anixter International, Inc. *	887,498
18,400	Delphi Automotive, PLC	1,239,240
3,100	Hubbell, Inc.	361,770
26,400	Ingersoll-Rand, PLC	1,981,056
46,890	Johnson Controls International, PLC	1,931,399
18,600	Mobileye NV *	709,032
23,100	Orbital ATK, Inc.	2,026,563

		10,577,733

Retail Trade - 7.1%
40,200	Macy’s, Inc.	1,439,562
55,300	TJX Cos., Inc.	4,154,689
17,700	Ulta Salon Cosmetics & Fragrance, Inc. *	4,512,438

		10,106,689

Technology Services - 14.2%
25,100	ANSYS, Inc. *	2,321,499
53,300	Aspen Technology, Inc. *	2,914,444

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

17,900	Autodesk, Inc. *	1,324,779
36,400	Cognizant Technology Solutions Corp. *	2,039,492
6,700	DST Systems, Inc.	717,905
31,275	Euronet Worldwide, Inc. *	2,265,248
11,700	Fair Isaac Corp.	1,394,874
30,300	Genpact, Ltd. *	737,502
2,150	priceline.com, Inc. *	3,152,029
18,100	Ultimate Software Group, Inc. *	3,300,535

		20,168,307

Transportation - 3.7%
38,100	Alaska Air Group, Inc.	3,380,613
24,700	Ryder System, Inc.	1,838,668

		5,219,281

Utilities - 1.1%
27,800	WEC Energy Group, Inc.	1,630,470

Total Common Stocks (cost: $84,319,899)		135,828,051

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 4.4%
6,222,617	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $6,222,617)		6,222,617

Total Investments in Securities - 100.0% (cost: $90,542,516)		142,050,668
Other Assets and Liabilities, net - 0.0%		(51,744)

Total Net Assets - 100.0%		$141,998,924

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	135,828,051	—	—	135,828,051
Short-Term Securities	6,222,617	—	—	6,222,617

Total:	142,050,668	—	—	142,050,668

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2016	33

Sit Small Cap Dividend Growth Fund Class I and Class S

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Dividend Growth Fund is to provide current income that exceeds the Fund’s benchmark index and that grows over a period of years. Secondarily the Fund seeks long-term capital appreciation. The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 80% of its net assets in small cap dividend-paying common stocks that have market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($8.5 billion as of December 31, 2016). The Fund may invest the balance of its assets in preferred stocks, convertible bonds, U.S. Treasury securities (including Treasury bills, notes and bonds), closed-end investment companies, and master limited partnerships.

The Sit Small Cap Dividend Growth Fund posted a +11.29% return over the past six months, compared to the +18.68% return for the Russell 2000® Index. The Fund’s gross dividend yield (before deduction of Fund expenses) is 2.30% compared to the 1.80% yield of the Russell 2000® Index.

Investor sentiment toward small capitalization stocks soared in recent months, as post-election optimism propelled small cap stocks to record levels. We believe much of this optimism is justified, but given elevated valuations, investors may need to see visible signs of progress on policies for further gains to be achieved. Importantly, small cap stocks stand to benefit disproportionately (relative to larger cap stocks) from President-elect Trump’s agenda, which calls for lower tax rates, deregulation and fiscal stimulus. These initiatives will clearly favor U.S. domestically-focused companies which tend to fall within the small cap universe. We view the financial sector as the greatest beneficiary of policy changes and an improving economic backdrop, including higher interest rates. While the heaviest weighting is in finance, the Fund remains well-diversified in other sectors, with significant positions in consumer services, process industries and consumer durables. While we are hopeful that pro-growth policies will catalyze economic growth (and corporate earnings growth) for many sectors held in the Fund, we recognize the risks (e.g., dollar strength, inflation) and potential for investor frustration if policy implementation is delayed. We believe downside risks can be mitigated with a focus on quality firms that pay consistent dividends to shareholders.

The Fund underperformed the Russell 2000® Index over the past six months. Underweighting banks within the finance sector was a key factor, with additional pressure from poor stock selection in commercial service and health services. In addition, the Fund’s cash balance negatively impacted returns, given the market surge. In terms of individual stocks, Life Storage, Kindred Healthcare, Carter’s, DST Systems and Physicians Realty Trust were laggards. On the positive side, the Fund’s holdings in the transportation, energy minerals and

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in an index. This is the Fund’s primary index.

consumer durables sectors aided returns. Key outperformers within these sectors included Alaska Air Group, Western Refining, and Thor Industries.

We strongly believe in the merits of the Sit Small Cap Dividend Growth Fund’s strategy. Our focus remains on high quality, well-managed firms, with strong financial characteristics and management teams committed to returning capital to shareholders. We appreciate our investors’ interest in the Fund.

Roger J. Sit	Michael T. Manns
Kent L. Johnson	Robert W. Sit
Portfolio Managers

34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Small Cap
	Dividend
	Growth Fund		Russell
			2000®
	Class I	Class S	Index [1]
Six Month	11.29%	11.09%	18.68%
One Year	20.59	20.31	21.31
Since Inception (3/31/15)	7.07	6.81	6.21

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization. It is not possible to directly invest in an index.

PORTFOLIO SUMMARY

Class I:
Net Asset Value 12/31/16:	$11.04 Per Share
Net Asset Value 6/30/16:	$10.00 Per Share
Total Net Assets:	$10.5 Million
Class S:
Net Asset Value 12/31/16:	$11.04 Per Share
Net Asset Value 6/30/16:	$10.00 Per Share
Total Net Assets:	$3.0 Million

Weighted Average Market Cap:	$3.9 Billion

TOP 10 HOLDINGS

  1. East West Bancorp, Inc.

  2. MKS Instruments, Inc.

  3. Thor Industries, Inc.

  4. DST Systems, Inc.

  5. Deluxe Corp.

  6. Power Integrations, Inc.

  7. Monolithic Power Systems, Inc.

  8. Booz Allen Hamilton Holding Corp.

  9. Legg Mason, Inc.

10. HealthSouth Corp.

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	35

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Small Cap Dividend Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 93.1%
Commercial Services - 5.3%
5,475	Booz Allen Hamilton Holding Corp.	197,483
1,600	CEB, Inc.	96,960
2,850	Deluxe Corp.	204,088
950	Dun & Bradstreet Corp.	115,254
2,425	Herman Miller, Inc.	82,935
1,400	Nautilus, Inc. *	25,900

		722,620

Communications - 0.9%
4,300	Shenandoah Telecommunications Co.	117,390

Consumer Durables - 6.1%
1,125	Carlisle Cos, Inc.	124,076
3,675	Ethan Allen Interiors, Inc.	135,424
610	Snap-On, Inc.	104,475
2,300	Thor Industries, Inc.	230,115
1,925	Toro Co.	107,704
2,350	Tupperware Brands Corp.	123,657

		825,451

Consumer Non-Durables - 5.2%
3,750	B&G Foods, Inc.	164,250
950	Cal-Maine Foods, Inc.	41,966
900	Carter’s, Inc.	77,751
1,600	Fresh Del Monte Produce, Inc.	97,008
2,900	Pinnacle Foods, Inc.	155,005
2,100	Sensient Technologies Corp.	165,018

		700,998

Consumer Services - 9.0%
6,200	Bloomin’ Brands, Inc.	111,786
2,625	Brinker International, Inc.	130,016
1,850	Capella Education Co.	162,430
4,525	Cinemark Holdings, Inc.	173,579
3,475	Dunkin’ Brands Group, Inc.	182,229
6,250	Service Corp. International	177,500
7,200	Time, Inc.	128,520
925	Vail Resorts, Inc.	149,212

		1,215,272

Electronic Technology - 4.7%
3,875	MKS Instruments, Inc.	230,175
2,425	Monolithic Power Systems, Inc.	198,680
3,000	Power Integrations, Inc.	203,550

		632,405

Energy Minerals - 1.7%
2,750	Vermilion Energy, Inc.	115,968
3,225	Western Refining, Inc.	122,066

		238,034

Quantity	Name of Issuer	Fair Value ($)

Finance - 24.1%
3,675	BankUnited, Inc.	138,511
4,525	Berkshire Hills Bancorp, Inc.	166,746
4,350	BlackRock Capital Investment Corp.	30,276
4,900	Brixmor Property Group, Inc.	119,658
3,900	Chimera Investment Corp.	66,378
3,250	Columbia Banking System, Inc.	145,210
6,200	Donegal Group, Inc.	108,376
4,950	East West Bancorp, Inc.	251,608
1,300	Equity LifeStyle Properties, Inc.	93,730
1,500	Evercore Partners, Inc.	103,050
7,275	Farmland Partners, Inc.	81,189
3,900	Horace Mann Educators Corp.	166,920
8,125	Janus Capital Group, Inc.	107,819
11,900	Kingstone Cos, Inc.	163,625
6,550	Legg Mason, Inc.	195,910
1,000	Life Storage, Inc.	85,260
2,050	Macquarie Infrastructure Co.	167,485
6,700	Monogram Residential Trust, Inc.	72,494
4,400	National General Holdings Corp.	109,956
7,350	Old National Bancorp	133,402
1,100	PacWest Bancorp	59,884
8,250	Physicians Realty Trust	156,420
5,825	Provident Financial Services, Inc.	164,848
3,800	STORE Capital Corp.	93,898
3,325	Umpqua Holdings Corp.	62,444
1,700	Validus Holdings, Ltd.	93,517
1,600	Wintrust Financial Corp.	116,112

		3,254,726

Health Services - 3.3%
3,875	Healthcare Services Group, Inc.	151,784
4,550	HealthSouth Corp.	187,642
2,725	Patterson Cos, Inc.	111,807

		451,233

Health Technology - 3.1%
1,675	PerkinElmer, Inc.	87,351
2,500	STERIS, PLC	168,475
1,000	Teleflex, Inc.	161,150

		416,976

Industrial Services - 1.0%
1,725	Waste Connections, Inc.	135,568

Non-Energy Minerals - 1.0%
2,550	Commercial Metals Co.	55,539
2,000	Potlatch Corp.	83,300

		138,839

Process Industries - 7.3%
2,400	Apogee Enterprises, Inc.	128,544
1,700	Avery Dennison Corp.	119,374
4,650	Huntsman Corp.	88,722

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

1,200	Ingredion, Inc.	149,952
1,275	Innophos Holdings, Inc.	66,632
1,225	Neenah Paper, Inc.	104,370
8,675	Orion Engineered Carbons SA	163,524
1,700	Scotts Miracle-Gro Co.	162,435

		983,553

Producer Manufacturing - 7.2%
1,300	Applied Industrial Technologies, Inc.	77,220
3,100	Atkore International Group, Inc. *	74,121
1,700	Crane Co.	122,604
650	Graco, Inc.	54,008
1,125	Hubbell, Inc.	131,288
1,875	ITT, Inc.	72,319
925	Lincoln Electric Holdings, Inc.	70,920
1,375	MSA Safety, Inc.	95,329
1,950	Orbital ATK, Inc.	171,074
675	Watsco, Inc.	99,981

		968,864

Retail Trade - 2.7%
2,825	Big Lots, Inc.	141,843
1,200	Camping World Holdings, Inc.	39,108
1,050	Casey’s General Stores, Inc.	124,824
1,950	Cato Corp.	58,656

		364,431

Technology Services - 3.4%
1,800	Broadridge Financial Solutions, Inc.	119,340
1,950	DST Systems, Inc.	208,942
550	Fair Isaac Corp.	65,571
1,550	ManTech International Corp.	65,488

		459,341

Quantity	Name of Issuer	Fair Value ($)

Transportation - 3.1%
1,400	Alaska Air Group, Inc.	124,222
3,350	Golar LNG, Ltd.	76,849
2,000	Marten Transport, Ltd.	46,600
2,300	Ryder System, Inc.	171,212

		418,883

Utilities - 4.0%
2,000	Black Hills Corp.	122,680
1,100	Connecticut Water Service, Inc.	61,435
4,700	Covanta Holding Corp.	73,320
3,775	New Jersey Resources Corp.	134,012
2,350	Spire, Inc.	151,692

		543,139

Total Common Stocks (cost: $11,091,602)		12,587,723

Investment Companies - 0.6%
2,900	Tortoise Energy Infrastructure Corp.	89,001

(cost: $107,796)
Short-Term Securities - 5.6%
753,149	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $753,149)		753,149

Total Investments in Securities - 99.3% (cost: $11,952,547)		13,429,873
Other Assets and Liabilities, net - 0.7%		91,227

Total Net Assets - 100.0%		$13,521,100

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	12,587,723	—	—	12,587,723
Investment Companies	89,001	—	—	89,001
Short-Term Securities	753,149	—	—	753,149

Total:	13,429,873	—	—	13,429,873

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2016	37

Sit Small Cap Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Small Cap Growth Fund is to maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of companies with market capitalizations at the time of purchase of up to $3.0 billion, or up to the market capitalization of the largest company included in the Russell 2000® Index measured at the end of the previous twelve months ($8.5 billion as of December 31, 2016).

The Adviser invests in a diversified group of growing small companies it believes exhibit the potential for superior growth. The Adviser believes that a company’s earnings growth is the primary determinant of its potential long-term return and evaluates a company’s potential for above average long-term earnings and revenue growth.

The Sit Small Cap Growth Fund returned +10.76% over the past six months. This compares to the six-month return of +13.12% for the Russell 2000® Growth Index and the +18.68% return for the Russell 2000® Index.

Small capitalization stocks rallied sharply over the past six months as a “risk on” sentiment quickly emerged within the markets, reflecting optimism that President-elect Trump’s pro-growth policies will provide an improvement in corporate earnings, following a long period of sluggish growth. While the move up in small cap stocks has left valuations at elevated levels, it is important to emphasize that small companies have the most to gain from key elements of Mr. Trump’s plan. Smaller companies, for example, tend to be domestic- oriented, pay high corporate tax rates, and are faced with elevated regulatory compliance costs within the U.S. A rollback in taxes and regulation could allow for a significantly improved growth outlook for many smaller companies. Our investment staff is focusing on identifying which companies/sectors appear to be best-positioned for pro-growth policies. For example, we have increased exposure to the banking and producer manufacturing sectors, as these are cyclical groups that should respond quickly once growth policies are implemented. In addition to these cyclical groups, the Fund continues to have significant exposure to secular growth sectors, including technology services and health technology, which remain the heaviest sector weightings.

The Fund underperformed the Russell 2000® Growth Index over during the second half of 2016. Relative performance was negatively by impacted by stock selection in the health services, technology services and finance sectors. The Fund’s cash position also detracted from returns, given the strong market run-up during the period. Ultimate Software Group, Acadia Healthcare, Manhattan Associates, Envision Healthcare and Novavax were individual stocks that lagged during the second half of 2016. On the positive side, the Fund benefited from strong stock selection in the commercial services, transportation

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the Russell 2000® Growth Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index. This is the Fund’s primary index.

and consumer services sectors. In terms of individual stocks, the top contributors to the Fund return during the period included Ionis Pharmaceuticals, Alaska Air Group, EMCOR Group, Arista Networks and Scotts Miracle-Gro.

Our research team remains highly focused on identifying long-term investment opportunities within the small cap universe. We appreciate shareholders’ continued interest in the Fund.

Roger J. Sit	Michael J. Stellmacher
Kent L. Johnson	Robert W. Sit
Portfolio Managers

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016

	Sit Small Cap Growth Fund	Russell 2000® Growth Index [1]	Russell 2000® Index [2]
Six Month	10.76%	13.12%	18.68%
One Year	3.56	11.32	21.31
Five Year	9.68	13.74	14.46
Ten Year	6.30	7.76	7.07
Since Inception (7/1/94)	9.98	7.76	9.45

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. It is not possible to invest directly in an index.

2 Russell 2000® Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000® Index, an index consisting of the 3,000 largest U.S. companies based on market capitalization.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$50.41 Per Share
Net Asset Value 6/30/16:	$45.59 Per Share
Total Net Assets:	$86.5 Million
Weighted Average Market Cap:	$6.6 Billion

TOP 10 HOLDINGS

  1. Ultimate Software Group, Inc.

  2. Waste Connections, Inc.

  3. Ulta Salon Cosmetics & Fragrance, Inc.

  4. First Republic Bank/CA

  5. Skyworks Solutions, Inc.

  6. Scotts Miracle-Gro Co.

  7. Aspen Technology, Inc.

  8. Cardtronics, PLC

  9. Dunkin’ Brands Group, Inc.

10. EMCOR Group, Inc.

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	39

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Small Cap Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 99.2%
Commercial Services - 7.1%
40,100	Booz Allen Hamilton Holding Corp.	1,446,407
30,525	Cardtronics, PLC *	1,665,749
8,800	Deluxe Corp.	630,168
11,800	ICF International, Inc. *	651,360
9,300	Nautilus, Inc. *	172,050
36,000	On Assignment, Inc. *	1,589,760

		6,155,494

Communications - 1.8%
8,950	SBA Communications Corp. *	924,177
22,300	Shenandoah Telecommunications Co.	608,790

		1,532,967

Consumer Durables - 7.5%
23,500	Century Communities, Inc. *	493,500
22,600	Ethan Allen Interiors, Inc.	832,810
5,500	Polaris Industries, Inc.	453,145
8,500	Snap-On, Inc.	1,455,795
20,300	Take-Two Interactive Software, Inc. *	1,000,587
12,800	Tenneco, Inc. *	799,616
11,200	Thor Industries, Inc.	1,120,560
6,700	Tupperware Brands Corp.	352,554

		6,508,567

Consumer Non-Durables - 1.2%
10,400	B&G Foods, Inc.	455,520
10,200	Pinnacle Foods, Inc.	545,190

		1,000,710

Consumer Services - 7.7%
9,900	Brinker International, Inc.	490,347
3,000	Buffalo Wild Wings, Inc. *	463,200
10,200	Capella Education Co.	895,560
24,900	Cinemark Holdings, Inc.	955,164
31,000	Dunkin’ Brands Group, Inc.	1,625,640
5,900	Grand Canyon Education, Inc. *	344,855
28,600	Service Corp. International	812,240
6,600	Vail Resorts, Inc.	1,064,646

		6,651,652

Electronic Technology - 9.5%
18,000	Ambarella, Inc. *	974,340
13,700	Arista Networks, Inc. *	1,325,749
57,200	Ciena Corp. *	1,396,252
15,700	MACOM Technology Solutions Holdings, Inc. *	726,596
7,075	MKS Instruments, Inc.	420,255
9,200	Monolithic Power Systems, Inc.	753,756
23,300	Skyworks Solutions, Inc.	1,739,578
16,000	Synaptics, Inc. *	857,280

		8,193,806

Quantity	Name of Issuer	Fair Value ($)

Energy Minerals - 0.9%
20,950	Western Refining, Inc.	792,958

Finance - 8.9%
6,800	Affiliated Managers Group, Inc. *	988,040
6,800	East West Bancorp, Inc.	345,644
18,900	First Republic Bank/CA	1,741,446
26,600	Legg Mason, Inc.	795,606
33,700	National General Holdings Corp.	842,163
14,900	PacWest Bancorp	811,156
50,400	Physicians Realty Trust	955,584
2,600	SVB Financial Group *	446,316
14,000	Validus Holdings, Ltd.	770,140

		7,696,095

Health Services - 3.9%
11,800	Envision Healthcare Corp. *	746,822
31,500	Healthcare Services Group, Inc.	1,233,855
8,450	HealthSouth Corp.	348,478
12,725	Patterson Cos, Inc.	522,107
13,000	Team Health Holdings, Inc. *	564,850

		3,416,112

Health Technology - 10.7%
6,700	Alexion Pharmaceuticals, Inc. *	819,745
12,000	Align Technology, Inc. *	1,153,560
5,400	Bio-Techne Corp.	555,282
9,500	Celgene Corp. *	1,099,625
2,700	DexCom, Inc. *	161,190
50,100	Halozyme Therapeutics, Inc. *	494,988
17,900	Ionis Pharmaceuticals, Inc. *	856,157
66,000	K2M Group Holdings, Inc. *	1,322,640
17,100	NxStage Medical, Inc. *	448,191
8,400	PerkinElmer, Inc.	438,060
15,900	STERIS, PLC	1,071,501
34,800	VWR Corp. *	871,044

		9,291,983

Industrial Services - 4.2%
22,900	EMCOR Group, Inc.	1,620,404
25,800	Waste Connections, Inc.	2,027,622

		3,648,026

Process Industries - 3.0%
16,200	Apogee Enterprises, Inc.	867,672
18,100	Scotts Miracle-Gro Co.	1,729,455

		2,597,127

Producer Manufacturing - 10.0%
6,700	Anixter International, Inc. *	543,035
22,325	Atkore International Group, Inc. *	533,791
12,500	CLARCOR, Inc.	1,030,875
15,800	Crane Co.	1,139,496
6,500	Hubbell, Inc.	758,550

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

8,100	IDEX Corp.	729,486
17,700	ITT, Inc.	682,689
8,300	Lincoln Electric Holdings, Inc.	636,361
6,600	MSA Safety, Inc.	457,578
16,800	Orbital ATK, Inc.	1,473,864
8,400	Wabtec Corp.	697,368

		8,683,093

Retail Trade - 3.8%
3,400	Big Lots, Inc.	170,714
8,100	Camping World Holdings, Inc.	263,979
8,400	Casey’s General Stores, Inc.	998,592
7,100	Ulta Salon Cosmetics & Fragrance, Inc. *	1,810,074

		3,243,359

Technology Services - 13.7%
13,100	ANSYS, Inc. *	1,211,619
31,300	Aspen Technology, Inc. *	1,711,484
14,000	comScore, Inc. *	442,120
10,900	DST Systems, Inc.	1,167,935
18,300	Euronet Worldwide, Inc. *	1,325,469
6,800	Fair Isaac Corp.	810,696
12,550	GoDaddy, Inc. *	438,622
25,400	Manhattan Associates, Inc. *	1,346,962
33,100	Synchronoss Technologies, Inc. *	1,267,730
11,500	Ultimate Software Group, Inc. *	2,097,025

		11,819,662

Quantity	Name of Issuer	Fair Value ($)

Transportation - 4.1%
16,200	Alaska Air Group, Inc.	1,437,426
17,700	Echo Global Logistics, Inc. *	443,385
21,800	Marten Transport, Ltd.	507,940
15,000	Ryder System, Inc.	1,116,600

		3,505,351

Utilities - 1.2%
12,107	Fortis, Inc.	373,864
10,100	Spire, Inc.	651,955

		1,025,819

Total Common Stocks (cost: $59,329,935)		85,762,781

Short-Term Securities - 1.0%
877,840	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $877,840)		877,840

Total Investments in Securities - 100.2% (cost: $60,207,775)		86,640,621
Other Assets and Liabilities, net - (0.2%)		(137,976)

Total Net Assets - 100.0%		$86,502,645

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

PLC — Public Limited Company

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Common Stocks **	85,762,781	—	—	85,762,781
Short-Term Securities	877,840	—	—	877,840

Total:	86,640,621	—	—	86,640,621

**	For equity securities categorized in a single level, refer to the Schedule of Investments for further breakdown.

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
DECEMBER 31, 2016	41

Sit International Growth Fund

OBJECTIVE STRATEGY

The objective of the Sit International Growth Fund is long-term growth. The Fund seeks to achieve its objective by investing at least 90% of its net assets in common stocks of growth companies domiciled outside the United States. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that it believes have earnings growth prospects that are greater than the average. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

For the six-month period ended December 31 2016, the Sit International Growth Fund generated a total return of -2.21% versus total returns of +5.67% and -0.84% for the MSCI EAFE and MSCI EAFE Growth indices, respectively. An overweight in food/beverage/ tobacco stocks, an underweight position in bank stocks, and poor stock selection within the auto sector contributed to underperformance relative to the MSCI EAFE Index. The portfolio was also negatively impacted by the strong performance of value-oriented and U.S.-exposed stocks following the surprise presidential election victory of Donald Trump on November 8th.

Looking forward, we believe the performance of European equities will remain choppy in response to both political and global macroeconomic events. However, investors will likely begin to anticipate diminished political risk heading into 2018 and the potential for improved fiscal/corporate spending, implying a solid underlying bid for European stocks as we move through the year. We do not expect a “rising tide lifts all boats” scenario by any means and remain selective with regard to our sector, end market, and company-specific exposures. Given the negative impact of a strong U.S. dollar and a myriad of other concerns, we are underweighting stocks with significant emerging market exposure and prefer companies that are either plays on domestic secular/cyclical/niche growth, address markets where there is pent-up demand, benefit from modest inflation/rising global yields, and/or have meaningful exposure to the United States. As such, we have recently increased weightings in financial stocks (insurance and banks) that will benefit from the potential for lower regulation and a steeper interest rate curve in the United States as well as a modestly improving banking environment in Europe. We have also been selectively pursuing other beneficiaries of President-elect Trump’s policies in terms of lower taxes, infrastructure spending, and deregulation, while also being cognizant of the various risks associated with tax, currency, and trade issues.

Outflows from Japan equities have abated and valuations remain cheap relative to other global equity markets. However, we continue to remain meaningfully underweight Japan given our cautious view on the economy’s long-term growth prospects. The key concern remains the ability of “Abenomics” to overcome the substantial structural challenges of a declining population, rigid labor market, and elevated debt levels. Within our Japanese holdings, we increasingly prefer beneficiaries from a weaker yen such as exporters and multinationals that benefit from favorable currency translation as well as those leveraged to regions where growth prospects are improving, such as the US. We round out Japanese holdings with defensive domestic

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI EAFE Index and MSCI EAFE Growth Index. The primary index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada. This is the Fund’s primary index.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

consumption stocks that stand to best weather a subdued domestic growth environment. Across all holdings, we focus on names with proprietary technologies and/or well-entrenched leading market positions, quality earnings, and strong balance sheets.

While we only expect a mild slowdown in the economy in 2017, capital outflow concerns are likely to linger in China. Concerns on potential rising trade tensions with the incoming U.S. administration may also limit near-term upside. However, looking beyond near-term cautiousness, we are maintaining our China Internet exposure despite its recent underperformance, as growth remains solid and the outlook is positive. We expect these stocks to outperform the market once macro concerns fade, as we have seen in the past.

Roger J. Sit     Tasha M. Murdoff

Portfolio Managers

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of December 31, 2016
	Sit International Growth Fund	MSCI EAFE Index [1]	MSCI EAFE Growth Index [2]
Six Month	-2.21%	5.67%	-0.84%
One Year	-6.66	1.00	-3.04
Five Year	4.72	6.53	6.67
Ten Year	0.03	0.75	1.64
Since Inception (11/1/91)	3.48	4.93	3.81

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

The index used to compare the Fund’s performance was changed to the MSCI EAFE Index from the MSCI EAFE Growth Index because the Investment Adviser believes that the MSCI EAFE Index more accurately reflects the Fund’s investment objectives and strategies. It is not possible to invest directly in an index.

1 MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of developed markets, excluding the US & Canada.

2 MSCI EAFE Growth Index (Europe, Australasia, Far East) is an unmanaged free float-adjusted market capitalization index that measures the equity market performance of growth oriented stocks of developed markets excluding the US & Canada.

FUND DIVERSIFICATION - BY REGION
	Sit Int’l Growth Fund	MSCI EAFE Index
Europe	64.0%	60.9%
Asia	25.3	38.4
North America	8.5	—
Africa/Middle East	0.0	0.7
Cash & Other Net Assets	2.2	—

Based on total net assets as of December 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$14.09 Per Share
Net Asset Value 6/30/16:	$14.48 Per Share
Total Net Assets:	$19.6 Million
Weighted Average Market Cap:	$58.9 Billion

TOP 10 HOLDINGS

1. Nestle SA
2. ING Groep NV
3. Astellas Pharma, Inc.
4. Iberdrola SA
5. Siemens AG
6. DS Smith, PLC
7. RELX NV
8. Reckitt Benckiser Group, PLC
9. Diageo, PLC, ADR
10. British American Tobacco, PLC

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	43

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit International Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 96.6%
Asia - 24.1%
Australia - 1.0%
8,300	Westpac Banking Corp., ADR	194,884

China/Hong Kong - 6.5%
32,200	AIA Group, Ltd.	180,379
2,075	Alibaba Group Holding, Ltd., ADR *	182,206
7,025	HSBC Holdings, PLC, ADR	282,264
79,500	Techtronic Industries Co., Ltd.	284,489
13,900	Tencent Holdings, Ltd.	337,035

		1,266,373

Japan - 12.2%
13,900	Ajinomoto Co., Inc.	279,704
14,600	Asics Corp.	290,948
33,700	Astellas Pharma, Inc.	467,532
25,600	Daicel Corp.	281,448
200	Keyence Corp.	136,850
2,100	Makita Corp.	140,320
49,600	Mitsubishi UFJ Financial Group, Inc., ADR	305,536
3,500	Secom Co., Ltd.	255,724
6,600	Suzuki Motor Corp.	231,719

		2,389,781

Singapore - 2.4%
1,850	Broadcom, Ltd.	327,024
12,000	DBS Group Holdings, Ltd.	143,170

		470,194

South Korea - 2.0%
6,200	Korea Electric Power Corp.	226,164
235	Samsung Electronics Co., Ltd., GDR	174,725

		400,889

Europe - 64.0%
Belgium - 1.5%
2,870	Anheuser-Busch InBev NV, ADR	302,613

France - 9.7%
8,250	AXA SA	207,973
4,870	BNP Paribas SA	309,918
3,225	Dassault Systemes SA	245,475
2,300	DBV Technologies SA *	160,305
2,500	Ingenico Group SA	199,465
3,825	Safran SA	275,110
2,300	Schlumberger, Ltd.	193,085
1,265	Unibail-Rodamco SE	301,457

		1,892,788

Germany - 5.5%
1,815	Allianz SE	299,545
2,960	Aurelius SE & Co.	173,063

Quantity	Name of Issuer	Fair Value ($)

1,100	Linde AG	180,442
3,425	Siemens AG	419,358

		1,072,408

Ireland - 2.5%
2,900	CRH, PLC, ADR	99,702
5,400	Medtronic, PLC	384,642

		484,344

Netherlands - 9.6%
1,325	ASML Holding NV	148,665
3,200	Galapagos NV *	204,945
34,900	ING Groep NV	491,350
4,375	LyondellBasell Industries NV	375,288
6,350	Mobileye NV *	242,062
24,200	RELX NV	407,042

		1,869,352

Spain - 4.0%
66,900	Iberdrola SA	438,055
10,300	Industria de Diseno Textil SA	350,881

		788,936

Switzerland - 8.0%
140	Interroll Holding AG	152,607
7,470	Nestle SA	535,133
3,325	Novartis AG	241,806
1,470	Roche Holding AG	335,090
1,120	Zurich Insurance Group AG	307,798

		1,572,434

United Kingdom - 23.2%
10,500	Ashtead Group, PLC	204,125
4,875	ASOS, PLC *	297,854
25,300	Babcock International Group, PLC	296,756
6,790	British American Tobacco, PLC	384,828
5,500	Cardtronics, PLC *	300,135
22,900	Cineworld Group, PLC	159,198
7,525	Coca-Cola European Partners, PLC	236,285
3,050	Delphi Automotive, PLC	205,418
3,750	Diageo, PLC, ADR	389,775
83,000	DS Smith, PLC	416,795
66,700	Greencore Group, PLC	202,282
32,501	Just Eat, PLC *	233,537
5,725	Nielsen Holdings, PLC	240,164
4,700	Reckitt Benckiser Group, PLC	398,130
4,500	Royal Dutch Shell, PLC, ADR - Class A	244,710
2,200	Royal Dutch Shell, PLC, ADR - Class B	127,534
3,000	STERIS, PLC	202,170

		4,539,696

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

North America - 8.5%
Canada - 5.3%
6,925	BCE, Inc.	299,437
7,600	Gildan Activewear, Inc.	192,812
10,600	Suncor Energy, Inc.	346,514
2,500	Waste Connections, Inc.	196,475

		1,035,238

United States - 3.2%
3,675	Cognizant Technology Solutions Corp. *	205,910
3,275	Euronet Worldwide, Inc. *	237,208
120	priceline.com, Inc. *	175,927

		619,045

Total Common Stocks (cost: $18,174,530)		18,898,975

Investment Companies - 1.2%
8,700	iShares MSCI India ETF	233,247

(cost: $258,887)

Short-Term Securities - 1.9%
366,006	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%

Total Short-Term Securities (cost: $366,006)		366,006

Total Investments in Securities - 99.7% (cost: $18,799,423)		19,498,228
Other Assets and Liabilities, net - 0.3%		66,160

Total Net Assets - 100.0%		$19,564,388

*	Non-income producing security.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

PLC — Public Limited Company

See accompanying notes to financial statements.
DECEMBER 31, 2016	45

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit International Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Australia	194,884	—	—	194,884
Belgium	302,613	—	—	302,613
Canada	1,035,238	—	—	1,035,238
China/Hong Kong	464,470	801,903	—	1,266,373
France	193,085	1,699,703	—	1,892,788
Germany	—	1,072,408	—	1,072,408
Ireland	484,344	—	—	484,344
Japan	305,536	2,084,245	—	2,389,781
Netherlands	766,015	1,103,337	—	1,869,352
Singapore	327,024	143,170	—	470,194
South Korea	—	400,889	—	400,889
Spain	—	788,936	—	788,936
Switzerland	152,607	1,419,827	—	1,572,434
United Kingdom	1,946,191	2,593,505	—	4,539,696
United States	619,045	—	—	619,045
Investment Companies	233,247	—	—	233,247
Short-Term Securities	366,006	—	—	366,006

Total:	7,390,305	12,107,923	—	19,498,228

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2016	47

Sit Developing Markets Growth Fund

OBJECTIVE & STRATEGY

The objective of the Sit Developing Markets Growth Fund is to seek maximize long-term capital appreciation. The Fund seeks to achieve its objective by investing at least 80% of its net assets in common stocks of companies domiciled or operating in a developing market. In selecting investments for the Fund, the Adviser begins by selecting countries or regions in which to invest by considering several factors affecting the economy and equity market of foreign countries and regions. After the country and regional allocations are determined, the Adviser seeks industries and sectors that appear to have strong earnings growth prospects. Within the selected industries and sectors, the Adviser invests in foreign growth-oriented companies it believes exhibit the potential for superior growth.

The Sit Developing Markets Growth Fund declined -0.39% for the six-month period ended December 31, 2016, underperforming the MSCI Emerging Markets Index’s +3.38% return. Emerging markets’ performance was affected by concerns over weakness in China’s economy, debt-fueled growth in China, President-elect Donald Trump’s possible policies on trade, and higher U.S. interest rates. China’s economy remains the engine of global growth and fears over slower economic growth impact other economies.

China’s 2017 economic growth target is about 6.5%, reinforcing a policy shift from supporting growth to pushing reforms to contain high debt and an overheating property market. The Chinese Renminbi depreciated -7% against the U.S. dollar in 2016, and with rising depreciation expectations, capital outflow pressure continues.

India’s economy continues to show strength from consumer spending and manufacturing, but the rupee demonetization was a setback. The demonetization affected 86% of the cash in circulation and constrained consumer spending. The NAFTA issue creates uncertainty for Mexico’s economy, as they have the highest external trade of 73% of GDP. Trump’s other potential negatives are taxation of workers’ remittances, the building of a wall along the U.S.-Mexico border, massive deportations of Mexicans, and fiscal stimulus in the U.S. to discourage U.S. firms from investing abroad. Brazil’s economic outlook remains tepid, with domestic demand weak and industrial production growth negative.

The software & services (Tencent), technology hardware (Skyworks Solutions, Hon Hai), and consumer services (TAL Education) sectors helped contribute to relative outperformance. The sectors of utilities (Korea Electric Power, ENN Energy), food & staples retailing (BIM Birlesik Magazalar, Alsea), and media (CJ CGV) had the most negative relative underperformance. The Funds underweight in telecommunication services contributed positively to allocation. However, our underweight in the materials and energy sectors hurt our performance. Our overweight in Israel and underweight in Russia also contributed negatively. Conversely, our underweight in Mexico and overweight in Singapore had a positive impact.

In China, we have a modest overweight. We only expect a mild slowdown in the economy in 2017, but capital outflow concerns are likely to linger. In addition, concerns on potential rising trade tensions with the incoming U.S. administration may also limit near-term upside.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years as compared to the performance of the MSCI Emerging Markets Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index. This is the Fund’s primary index.

We are maintaining our China Internet exposure, as growth remains solid and the outlook is positive. Our investment strategy in India is concentrated in consumer and financial sectors.

In Latin America, we remain underweight, especially in Mexico and Brazil. U.S. President-elect Donald Trump’s plan to renegotiate or withdraw from the NAFTA will negatively affect Mexico’s economic growth. The industry most impacted by NAFTA by value of two-way trade with Canada and Mexico is the transportation equipment industry. We like Mexico’s consumer sector, as private consumption remains robust, supported by workers’ remittances. In Brazil, we have turned slightly more positive on the market, but are uncertain of the country’s economic rebound from a recession. We are maintaining a defensive strategy in Brazil, with a focus on consumer staples, exporters, and financials.

Roger J. Sit     Raymond E. Sit

Portfolio Managers

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURN

as of December 31, 2016
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index [1]	MSCI Emerging Markets Growth Index [2]
Six Month	-0.39%	3.38%	1.33%
One Year	3.59	8.58	5.84
Five Year	-2.13	-1.21	0.87
Ten Year	-0.85	-0.57	-0.25
Since Inception (7/1/94)	3.05	2.64	n/a

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of the 2% redemption fee imposed if shares are redeemed or exchanged within 30 calendar days from their date of purchase. If imposed, the fee would reduce the performance quoted. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 MSCI Emerging Markets Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of emerging markets. It is not possible to invest directly in an index.

2 MSCI Emerging Markets Growth Index is an unmanaged free float-adjusted market capitalization index that measures equity market performance of growth oriented emerging market stocks.

FUND DIVERSIFICATION - BY REGION
	Sit Developing Markets Growth Fund	MSCI Emerging Markets Index
Asia	69.1%	70.1%
Africa/Middle East	11.1	9.0
Latin America	8.8	13.3
North America	4.9	—
Europe	3.5	7.6
Cash & Other Net Assets	2.6	—

Based on total net assets as of December 31, 2016. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 12/31/16:	$12.18 Per Share
Net Asset Value 6/30/16:	$12.26 Per Share
Total Net Assets:	$6.9 Million
Weighted Average Market Cap:	$64.2 Billion

TOP 10 HOLDINGS

1. Tencent Holdings, Ltd.
2. Samsung Electronics Co., Ltd.
3. Naspers, Ltd.
4. TAL Education Group, ADR
5. Shinhan Financial Group Co., Ltd.
6. iShares MSCI India ETF
7. NICE Systems, Ltd., ADR
8. China Construction Bank Corp.
9. Taiwan Semiconductor Co.
10. Alibaba Group Holding, Ltd., ADR

Based on total net assets as of December 31, 2016. Subject to change.

FUND DIVERSIFICATION

Based on total net assets as of December 31, 2016. Subject to change.

DECEMBER 31, 2016	49

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Developing Markets Growth Fund

Quantity	Name of Issuer	Fair Value ($)

Common Stocks - 94.1%
Africa/Middle East - 11.1%
Israel - 3.1%
3,100	NICE Systems, Ltd., ADR	213,156

South Africa - 8.0%
6,410	Bid Corp., Ltd.	113,611
6,910	Bidvest Group, Ltd.	90,986
1,800	Naspers, Ltd.	262,785
3,050	Sasol, Ltd., ADR	87,200

		554,582

Asia - 65.8%
China/Hong Kong - 29.7%
14,600	AIA Group, Ltd.	81,787
2,125	Alibaba Group Holding, Ltd., ADR *	186,596
277,000	China Construction Bank Corp.	212,135
4,600	China Life Insurance Co., Ltd., ADR	59,202
50,000	China Mengniu Dairy Co., Ltd.	95,873
3,300	China Mobile, Ltd., ADR	173,019
750	CNOOC, Ltd., ADR	92,970
120,000	CSPC Pharmaceutical Group, Ltd.	127,773
1,825	Ctrip.com International, Ltd., ADR *	73,000
28,000	ENN Energy Holdings, Ltd.	114,723
1,600	Hong Kong Exchanges & Clearing, Ltd.	37,629
5,025	JD.com, Inc., ADR *	127,836
1,350	PetroChina Co., Ltd., ADR	99,495
3,350	TAL Education Group, ADR *	235,003
13,900	Tencent Holdings, Ltd.	337,035

		2,054,076

India - 3.4%
1,925	HDFC Bank, Ltd., ADR	116,809
3,400	Tata Motors, Ltd., ADR	116,942

		233,751

Indonesia - 2.3%
258,500	Astra International Tbk PT	158,065

Japan - 1.3%
2,500	Suzuki Motor Corp.	87,772

Malaysia - 1.2%
8,300	British American Tobacco Malaysia	82,519

Singapore - 3.6%
675	Broadcom, Ltd.	119,320
11,000	DBS Group Holdings, Ltd.	131,239

		250,559

South Korea - 12.0%
1,040	CJ CGV Co., Ltd.	60,463
3,175	Korea Electric Power Corp.	115,818
325	Medy-Tox, Inc.	95,646

Quantity	Name of Issuer	Fair Value ($)

220	Samsung Electronics Co., Ltd.	327,429
6,200	Shinhan Financial Group Co., Ltd.	232,507

		831,863

Taiwan - 8.1%
82,086	Cathay Financial Holding Co., Ltd.	122,030
27,148	Hon Hai Precision Industry Co., Ltd., GDR	137,912
13,000	President Chain Store Corp.	92,927
37,482	Taiwan Semiconductor Co.	209,946

		562,815

Thailand - 2.0%
31,800	Bangkok Bank PCL	142,945

Turkey - 2.2%
4,100	BIM Birlesik Magazalar A/S	56,896
51,000	Kordsa Global Endustriyel Iplik A/S	93,331

		150,227

Europe - 3.5%
Belgium - 2.1%
1,350	Anheuser-Busch InBev NV, ADR	142,344

Netherlands - 1.4%
2,625	Mobileye NV *	100,065

Latin America - 8.8%
Brazil - 5.7%
29,500	Ambev SA, ADR	144,845
8,343	Banco Bradesco SA	74,337
3,400	Embraer SA, ADR	65,450
19,000	Qualicorp SA	112,376

		397,008

Chile - 1.8%
5,500	Banco Santander Chile, ADR	120,290

Peru - 1.3%
2,800	Southern Copper Corp.	89,435

North America - 4.9%
Mexico - 1.4%
34,800	Alsea SAB de CV	99,416

United States - 3.5%
1,800	Cognizant Technology Solutions Corp. *	100,854
800	Skyworks Solutions, Inc.	59,728
1,575	Tupperware Brands Corp.	82,877

		243,459

Total Common Stocks (cost: $6,080,388)		6,514,347

Investment Companies - 3.3%
8,400	iShares MSCI India ETF	225,204

(cost: $244,916)

See accompanying notes to financial statements.
50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Short-Term Securities - 2.5%
173,736	Fidelity Instl. Money Mkt. Govt. Fund, 0.39%
Total Short-Term Securities (cost: $173,736)		173,736

Total Investments in Securities - 99.9% (cost: $6,499,040)		6,913,287
Other Assets and Liabilities, net - 0.1%		10,224

Total Net Assets - 100.0%		$6,923,511

*	Non-income producing security.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
DECEMBER 31, 2016	51

SCHEDULE OF INVESTMENTS (Unaudited)

December 31, 2016

Sit Developing Markets Growth Fund (Continued)

A summary of the levels for the Fund’s investments as of December 31, 2016 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Common Stocks
Belgium	142,344	—	—	142,344
Brazil	397,008	—	—	397,008
Chile	120,290	—	—	120,290
China/Hong Kong	1,047,121	1,006,955	—	2,054,076
India	233,751	—	—	233,751
Indonesia	—	158,065	—	158,065
Israel	213,156	—	—	213,156
Japan	—	87,772	—	87,772
Malaysia	82,519	—	—	82,519
Mexico	99,416	—	—	99,416
Netherlands	100,065	—	—	100,065
Peru	89,435	—	—	89,435
Singapore	119,320	131,239	—	250,559
South Africa	87,200	467,382	—	554,582
South Korea	—	831,863	—	831,863
Taiwan	137,912	424,903	—	562,815
Thailand	—	142,945	—	142,945
Turkey	—	150,227	—	150,227
United States	243,459	—	—	243,459
Investment Companies	225,204	—	—	225,204
Short-Term Securities	173,736	—	—	173,736

Total:	3,511,936	3,401,351	—	6,913,287

The Fund adjusts the closing price of foreign equity securities by applying a systematic process for events occurring after the close of the foreign exchanges. At each reporting period, this process is applied for all foreign securities and therefore all foreign securities are classified as level 2. There are no transfers between level 1 and level 2 between reporting periods as a result of applying this process. Level 1 securities of foreign issuers are primarily American Depositary Receipts (ADRs), Public Limited Companies (PLCs) or Global Depositary Receipts (GDRs). There were no transfers into or out of level 3 during the reporting period.

See accompanying notes to financial statements.
52	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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DECEMBER 31, 2016	53

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

December 31, 2016

		Sit	Sit Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$20,701,355	$863,912,750	$23,595,989

Investments in securities, at fair value - see accompanying schedule for detail	$24,568,577	$992,439,890	$25,804,186
Cash in bank on demand deposit	19	—	—
Accrued interest and dividends receivable	77,274	1,730,814	64,810
Receivable for investment securities sold	87,739	13,280,095	—
Receivable for Fund shares sold	9,281	1,062,084	473

Total assets	24,742,890	1,008,512,883	25,869,469

LIABILITIES
Payable for investment securities purchased	90,087	11,750,385	—
Payable for Fund shares redeemed	34,996	1,173,180	30,000
Accrued investment management fees and advisory fees	20,218	838,169	26,405
Accrued 12b-1 fees (Class S)	—	13,847	627

Total liabilities	145,301	13,775,581	57,032

Net assets applicable to outstanding capital stock	$24,597,589	$994,737,302	$25,812,437

Net assets consist of:
Capital (par value and paid-in surplus)	$20,759,522	$857,405,810	$24,472,317
Undistributed (distributions in excess of) net investment income (loss)	(4,487)	85,307	(214)
Accumulated net realized gain (loss) from security transactions and foreign currency transactions	(24,668)	8,719,045	(864,778)
Unrealized appreciation (depreciation) on investments and foreign currency transactions	3,867,222	128,527,140	2,205,112

	$24,597,589	$994,737,302	$25,812,437

Outstanding shares:
Common Shares (Class I) *	1,176,567	59,479,901	1,680,822

Common Shares (Class S) *	—	4,337,743	230,557

Net assets applicable to outstanding shares:
Common Shares (Class I) *	$24,597,589	$927,344,556	$22,699,959

Common Shares (Class S) *	—	67,392,746	3,112,478

Net asset value per share of outstanding capital stock:
Common Shares (Class I) *	$20.91	$15.59	$13.51

Common Shares (Class S) *	—	$15.54	$13.50

* Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer multiple share classes (I and S). All other Funds offer a single share class.

See accompanying notes to financial statements.
54	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

			Sit			Sit
Sit	Sit	Sit	Small Cap	Sit	Sit	Developing
Large Cap	ESG	Mid Cap	Dividend	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth	Growth	Growth
Fund	Fund	Fund	Fund	Fund	Fund	Fund

$72,497,273	$4,055,940	$90,542,516	$11,952,547	$60,207,775	$18,799,423	$6,499,040

$112,088,120	$4,157,604	$142,050,668	$13,429,873	$86,640,621	$19,498,228	$6,913,287
—	—	—	264,509	—	2,242	753
89,350	6,200	77,431	22,828	45,120	99,040	20,802
599,336	—	381,291	18,416	261,820	86,858	—
5,519	—	8,101	1,377	6,361	1,030	512

112,782,325	4,163,804	142,517,491	13,737,003	86,953,922	19,687,398	6,935,354

406,241	—	—	201,851	342,542	97,821	—
368,728	—	370,794	—	1,038	1,098	363
93,657	4,275	147,773	13,439	107,697	24,091	11,480
—	422	—	613	—	—	—

868,626	4,697	518,567	215,903	451,277	123,010	11,843

$111,913,699	$4,159,107	$141,998,924	$13,521,100	$86,502,645	$19,564,388	$6,923,511

$70,349,530	$4,086,065	$89,283,853	$12,382,618	$60,024,004	$19,901,903	$6,642,025
1,924	(614)	103,445	4,177	(195,606)	1,470	(12,547)
1,971,398	(28,002)	1,103,414	(343,021)	241,401	(1,030,110)	(120,225)
39,590,847	101,658	51,508,212	1,477,326	26,432,846	691,125	414,258

$111,913,699	$4,159,107	$141,998,924	$13,521,100	$86,502,645	$19,564,388	$6,923,511

3,153,272	207,160	8,830,305	954,637	1,716,058	1,388,974	568,403

—	201,363	—	270,269	—	—	—

$111,913,699	$2,109,094	$141,998,924	$10,537,909	$86,502,645	$19,564,388	$6,923,511

—	2,050,013	—	2,983,191	—	—	—

$35.49	$10.18	$16.08	$11.04	$50.41	$14.09	$12.18

—	$10.18	—	$11.04	—	—	—

DECEMBER 31, 2016	55

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended December 31, 2016

			Sit
		Sit	Global
	Sit	Dividend	Dividend
	Balanced	Growth	Growth
	Fund	Fund	Fund
Investment income:
Income:
Dividends*	$156,483	$13,459,664	$327,808
Interest	106,184	25,407	1,248

Total income	262,667	13,485,071	329,056

Expenses (note 4):
Investment management and advisory service fee	121,719	5,131,811	161,035
12b-1 fees (Class S)	—	84,246	3,649

Total expenses	121,719	5,216,057	164,684

Net investment income (loss)	140,948	8,269,014	164,372

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	52,082	32,785,403	(166,738)
Net realized gain (loss) on foreign currency transactions	—	—	(1,314)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	596,503	21,771,318	875,368

Net gain (loss)	648,585	54,556,721	707,316

Net increase (decrease) in net assets resulting from operations	$789,533	$62,825,735	$871,688

* Foreign taxes withheld on dividends received	—	$62,186	$9,538

1	The Fund commenced investment operations on June 30, 2016.

See accompanying notes to financial statements.
56	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

			Sit			Sit
Sit	Sit	Sit	Small Cap	Sit	Sit	Developing
Large Cap	ESG	Mid Cap	Dividend	Small Cap	International	Markets
Growth	Growth	Growth	Growth	Growth	Growth	Growth
Fund	Fund [1]	Fund	Fund	Fund	Fund	Fund

$938,812	$32,292	$990,117	$131,690	$437,724	$176,154	$61,922
3,206	1,433	10,618	981	2,781	947	364

942,018	33,725	1,000,735	132,671	440,505	177,101	62,286

586,956	25,700	897,290	67,027	636,111	155,175	74,833
—	2,539	—	3,430	—	—	—

586,956	28,239	897,290	70,457	636,111	155,175	74,833

355,062	5,486	103,445	62,214	(195,606)	21,926	(12,547)

4,063,119	(27,067)	1,264,987	(172,757)	210,527	(604,720)	44,122
—	(935)	—	9	—	(4,154)	239

2,553,192	101,658	6,556,577	1,285,049	8,602,331	133,056	(55,426)

6,616,311	73,656	7,821,564	1,112,301	8,812,858	(475,818)	(11,065)

$6,971,373	$79,142	$7,925,009	$1,174,515	$8,617,252	($453,892)	($23,612)

—	$1,405	$2,218	$1,058	$1,802	$15,012	$8,210

DECEMBER 31, 2016	57

STATEMENTS OF CHANGES IN NET ASSETS

	Sit Balanced Fund		Sit Dividend Growth Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	December 31, 2016	June 30,	December 31, 2016	June 30,
	(Unaudited)	2016	(Unaudited)	2016
Operations:
Net investment income	$140,948	$281,339	$8,269,014	$16,810,135
Net realized gain (loss) on investments and foreign currency transactions	52,082	405,475	32,785,403	64,500,977
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	596,503	(494,909)	21,771,318	(40,919,305)

Net increase (decrease) in net assets resulting from operations	789,533	191,905	62,825,735	40,391,807

Distributions from:
Net investment income
Common shares (Class I)	(206,000)	(483,000)	(10,742,221)	(18,773,757)
Common shares (Class S)	—	—	(628,779)	(1,221,244)
Net realized gains on investments
Common shares (Class I)	—	(1,053,969)	(60,795,025)	(106,854,655)
Common shares (Class S)	—	—	(4,229,591)	(7,776,788)

Total distributions	(206,000)	(1,536,969)	(76,395,616)	(134,626,444)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	1,996,278	8,592,853	75,702,644	361,580,592
Common shares (Class S)	—	—	3,273,108	4,208,565
Reinvested distributions
Common shares (Class I)	205,190	1,524,296	20,812,396	40,052,131
Common shares (Class S)	—	—	4,814,701	8,936,473
Payments for shares redeemed
Common shares (Class I)	(1,698,463)	(8,230,744)	(98,686,524)	(327,488,522)

Common shares (Class S)	—	—	(7,473,720)	(21,609,224)

Increase (decrease) in net assets from capital transactions	503,005	1,886,405	(1,557,395)	65,680,015

Total increase (decrease) in net assets	1,086,538	541,341	(15,127,276)	(28,554,622)

Net assets:
Beginning of period	23,511,051	22,969,710	1,009,864,578	1,038,419,200

End of period*	$24,597,589	$23,511,051	$994,737,302	$1,009,864,578

Capital transactions in shares:
Sold
Common shares (Class I)	95,577	413,544	4,693,713	22,658,489
Common shares (Class S)	—	—	205,022	263,412
Reinvested distributions
Common shares (Class I)	9,844	74,586	1,321,115	2,621,435
Common shares (Class S)	—	—	306,669	587,079
Redeemed
Common shares (Class I)	(81,410)	(401,816)	(6,106,942)	(20,620,329)
Common shares (Class S)	—	—	(465,753)	(1,343,328)

Net increase (decrease)	24,011	86,314	(46,176)	4,166,758

* includes undistributed (distributions in excess) net investment income (loss)	($4,487)	$60,565	$85,307	$3,187,293

[1]	The Fund commenced investment operations on June 30, 2016.

See accompanying notes to financial statements.
58	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Global Dividend Growth Fund		Sit Large Cap Growth Fund		Sit ESG Growth Fund
Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended
December 31, 2016	June 30,	December 31, 2016	June 30,	December 31, 2016
(Unaudited)	2016	(Unaudited)	2016	(Unaudited) [1]

$164,372	$375,267	$355,062	$576,725	$5,486
(168,052)	(610,940)	4,063,119	8,600,977	(28,002)
875,368	(170,944)	2,553,192	(10,559,412)	101,658

871,688	(406,617)	6,971,373	(1,381,710)	79,142

(250,917)	(530,057)	(571,000)	(4,260,000)	(4,383)
(27,083)	(62,943)	—	—	(1,717)

—	(1,512,966)	(7,612,702)	(28,228,978)	—
—	(201,110)	—	—	—

(278,000)	(2,307,076)	(8,183,702)	(32,488,978)	(6,100)

1,031,267	2,302,443	838,901	6,199,628	2,068,000
216,464	181,452	—	—	2,017,000

250,917	2,042,797	8,064,947	32,014,455	4,383
27,083	264,053	—	—	1,717

(1,439,064)	(1,040,365)	(13,236,566)	(31,691,511)	—

(61,119)	(719,020)	—	—	(5,035)

25,548	3,031,360	(4,332,718)	6,522,572	4,086,065

619,236	317,667	(5,545,047)	(27,348,116)	4,159,107

25,193,201	24,875,534	117,458,746	144,806,862	—

$25,812,437	$25,193,201	$111,913,699	$117,458,746	$4,159,107

77,613	164,944	22,481	145,288	206,733
16,076	13,425	—	—	201,689

18,768	154,832	224,089	874,234	427
2,025	20,031	—	—	168

(108,525)	(74,696)	(354,578)	(825,719)	—
(4,604)	(49,928)	—	—	(494)

1,353	228,608	(108,008)	193,803	408,523

($214)	$113,414	$1,924	$217,862	($614)

DECEMBER 31, 2016	59

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Sit Mid Cap Growth Fund		Sit Small Cap Dividend Growth Fund
	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016
Operations:
Net investment income (loss)	$103,445	($340,217)	$62,214	$97,450
Net realized gain (loss) on investments and foreign currency transactions	1,264,987	3,828,112	(172,748)	(178,755)
Net change in unrealized appreciation (depreciation) of investments and foreign currency transactions	6,556,577	(19,621,396)	1,285,049	237,270

Net increase (decrease) in net assets resulting from operations	7,925,009	(16,133,501)	1,174,515	155,965

Distributions from:
Net investment income
Common shares (Class I)	—	—	(65,817)	(59,286)
Common shares (Class S)	—	—	(17,183)	(24,214)
Net realized gains on investments
Common shares (Class I)	(1,410,787)	(23,213,056)	—	(452)
Common shares (Class S)	—	—	—	(218)

Total distributions	(1,410,787)	(23,213,056)	(83,000)	(84,170)

Capital share transactions:
Proceeds from shares sold
Common shares (Class I)	582,911	1,517,223	3,921,321	2,301,643
Common shares (Class S)	—	—	289,825	312,218
Reinvested distributions
Common shares (Class I)	1,364,195	22,382,176	62,847	57,003
Common shares (Class S)	—	—	16,956	24,085
Payments for shares redeemed
Common shares (Class I)	(5,985,523)	(16,883,360)	(38,496)	(338,246)
Common shares (Class S)	—	—	(186,519)	(3,034)

Increase (decrease) in net assets from capital transactions	(4,038,417)	7,016,039	4,065,934	2,353,669

Total increase (decrease) in net assets	2,475,805	(32,330,518)	5,157,449	2,425,464

Net assets:
Beginning of period	139,523,119	171,853,637	8,363,651	5,938,187

End of period*	$141,998,924	$139,523,119	$13,521,100	$8,363,651

Capital transactions in shares:
Sold
Common shares (Class I)	36,452	84,771	374,994	234,507
Common shares (Class S)	—	—	27,188	32,561
Reinvested distributions
Common shares (Class I)	83,899	1,427,435	5,961	5,975
Common shares (Class S)	—	—	1,616	2,522
Redeemed
Common shares (Class I)	(373,590)	(928,645)	(3,721)	(35,249)
Common shares (Class S)	—	—	(17,250)	(304)

Net increase (decrease)	(253,239)	583,561	388,788	240,012

*includes undistributed (distributions in excess) net investment income (loss)	$103,445	—	$4,177	$24,963

See accompanying notes to financial statements.
60	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Small Cap Growth Fund		Sit International Growth Fund		Sit Developing Markets Growth Fund
Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

($195,606)	($586,514)	$21,926	$162,017	($12,547)	$22,985
210,527	144,734	(608,874)	(236,287)	44,361	(86,530)
8,602,331	(16,063,945)	133,056	(1,782,725)	(55,426)	(1,286,835)

8,617,252	(16,505,725)	(453,892)	(1,856,995)	(23,612)	(1,350,380)

—	—	(97,000)	(121,000)	(18,811)	(12,000)
—	—	—	—	—	—

(144,732)	(8,910,218)	—	(1,330,288)	—	(211,867)
—	—	—	—	—	—

(144,732)	(8,910,218)	(97,000)	(1,451,288)	(18,811)	(223,867)

647,306	2,774,375	223,987	833,973	108,013	274,576
—	—	—	—	—	—

142,196	8,733,559	96,669	1,443,980	18,430	219,826
—	—	—	—	—	—

(3,968,246)	(8,698,957)	(645,038)	(1,015,370)	(457,018)	(815,737)
—	—	—	—	—	—

(3,178,744)	2,808,977	(324,382)	1,262,583	(330,575)	(321,335)

5,293,776	(22,606,966)	(875,274)	(2,045,700)	(372,998)	(1,895,582)

81,208,869	103,815,835	20,439,662	22,485,362	7,296,509	9,192,091

$86,502,645	$81,208,869	$19,564,388	$20,439,662	$6,923,511	$7,296,509

13,216	51,321	15,059	51,877	8,595	21,675
—	—	—	—	—	—

2,793	180,036	6,876	95,946	1,517	18,458
—	—	—	—	—	—

(81,402)	(177,213)	(44,542)	(64,900)	(36,823)	(67,398)
—	—	—	—	—	—

(65,393)	54,144	(22,607)	82,923	(26,711)	(27,265)

($195,606)	—	$1,470	$76,544	($12,547)	$18,811

DECEMBER 31, 2016	61

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Balanced Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$20.40	$21.54	$21.01	$18.42	$16.97	$16.47

Operations:
Net investment income [1]	0.12	0.26	0.25	0.27	0.27	0.29
Net realized and unrealized gains	0.57	0.04	1.16	2.58	1.46	0.46

Total from operations	0.69	0.30	1.41	2.85	1.73	0.75

Distributions to Shareholders:
From net investment income	(0.18)	(0.45)	(0.24)	(0.26)	(0.28)	(0.25)
From net realized gains	—	(0.99)	(0.64)	—	—	—

Total distributions	(0.18)	(1.44)	(0.88)	(0.26)	(0.28)	(0.25)

Net Asset Value:
End of period	$20.91	$20.40	$21.54	$21.01	$18.42	$16.97

Total investment return [2]	3.37%	1.47%	6.86%	15.58%	10.26%	4.61%

Net assets at end of period (000’s omitted)	$24,598	$23,511	$22,970	$15,645	$13,492	$11,821

Ratios: [3]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.16%	1.25%	1.17%	1.36%	1.52%	1.75%

Portfolio turnover rate (excluding short-term securities)	20.26% [4]	54.46%	47.49%	54.52%	30.86%	47.01%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

62	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$15.82	$17.40	$18.69	$16.35	$14.10	$13.91

Operations:
Net investment income [1]	0.13	0.26	0.25	0.26	0.27	0.24
Net realized and unrealized gains	0.86	0.32	0.92	2.96	2.46	0.26

Total from operations	0.99	0.58	1.17	3.22	2.73	0.50

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.18)	(0.32)	(0.25)	(0.25)	(0.26)	(0.21)
From net realized gains	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)

Total distributions.	(1.22)	(2.16)	(2.46)	(0.88)	(0.48)	(0.31)

Net Asset Value:
End of period	$15.59	$15.82	$17.40	$18.69	$16.35	$14.10

Total investment return [3]	6.27%	3.94%	6.39%	20.26%	19.77%	3.76%

Net assets at end of period (000’s omitted)	$927,345	$942,244	$955,460	$1,017,106	$920,324	$619,667
Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	1.63%	1.64%	1.39%	1.50%	1.78%	1.79%
Portfolio turnover rate (excluding short-term securities)	32.11%[5]	75.94%	57.69%	44.36%	26.58%	26.84%

	Six Months Ended
Class S	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$15.76	$17.34	$18.63	$16.29	$14.06	$13.87
Operations:
Net investment income [1]	0.11	0.22	0.21	0.22	0.23	0.21
Net realized and unrealized gains	0.86	0.32	0.91	2.96	2.44	0.26

Total from operations	0.97	0.54	1.12	3.18	2.67	0.47

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.15)	(0.28)	(0.20)	(0.21)	(0.22)	(0.18)
From net realized gains	(1.04)	(1.84)	(2.21)	(0.63)	(0.22)	(0.10)

Total distributions	(1.19)	(2.12)	(2.41)	(0.84)	(0.44)	(0.28)

Net Asset Value:
End of period	$15.54	$15.76	$17.34	$18.63	$16.29	$14.06

Total investment return [3]	6.16%	3.68%	6.13%	20.02%	19.39%	3.53%

Net assets at end of period (000’s omitted)	$67,393	$67,620	$82,959	$103,433	$134,498	$100,878
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.38%	1.39%	1.14%	1.25%	1.53%	1.54%
Portfolio turnover rate (excluding short-term securities)	32.11%[5]	75.94%	57.69%	44.36%	26.58%	26.84%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2016	63

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Global Dividend Growth Fund

	Six Months Ended
Class I	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$13.19	$14.80	$15.74	$14.27	$12.55	$13.26
Operations:
Net investment income [1]	0.09	0.21	0.20	0.23	0.25	0.24
Net realized and unrealized gains (losses)	0.38	(0.48)	0.13	2.09	1.78	(0.58)

Total from operations	0.47	(0.27)	0.33	2.32	2.03	(0.34)

Redemption fees	—	—	—	— [2]	— [2]	—

Distributions to Shareholders:
From net investment income	(0.15)	(0.34)	(0.20)	(0.22)	(0.23)	(0.22)
From net realized gains	—	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)

Total distributions	(0.15)	(1.34)	(1.27)	(0.85)	(0.31)	(0.37)

Net Asset Value:
End of period	$13.51	$13.19	$14.80	$15.74	$14.27	$12.55

Total investment return [3]	3.57%	(1.67% )	2.19%	16.76%	16.36%	(2.44% )

Net assets at end of period (000’s omitted)	$22,700	$22,333	$21,424	$21,467	$14,196	$10,421
Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.30%	1.56%	1.33%	1.55%	1.81%	1.97%
Portfolio turnover rate (excluding short-term securities)	14.56%[5]	48.30%	75.06%	48.68%	26.15%	26.65%

	Six Months Ended
Class S	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$13.18	$14.78	$15.72	$14.25	$12.54	$13.24
Operations:
Net investment income [1]	0.07	0.18	0.16	0.20	0.21	0.21
Net realized and unrealized gains (losses)	0.37	(0.48)	0.13	2.09	1.78	(0.57)

Total from operations	0.44	(0.30)	0.29	2.29	1.99	(0.36)

Redemption fees	—	—	—	— [2]	—	—

Distributions to Shareholders:
From net investment income	(0.12)	(0.30)	(0.16)	(0.19)	(0.20)	(0.19)
From net realized gains	—	(1.00)	(1.07)	(0.63)	(0.08)	(0.15)

Total distributions	(0.12)	(1.30)	(1.23)	(0.82)	(0.28)	(0.34)

Net Asset Value:
End of period	$13.50	$13.18	$14.78	$15.72	$14.25	$12.54

Total investment return [3]	3.38%	(1.89% )	2.00%	16.49%	16.01%	(2.60% )

Net assets at end of period (000’s omitted)	$3,112	$2,861	$3,451	$3,323	$3,257	$2,608
Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	1.05%	1.31%	1.08%	1.30%	1.56%	1.72%
Portfolio turnover rate (excluding short-term securities)	14.56%[5]	48.30%	75.06%	48.68%	26.15%	26.65%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

64	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Large Cap Growth Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$36.02	$47.21	$52.51	$47.53	$45.53	$43.96

Operations:
Net investment income [1]	0.11	0.18	0.20	0.29	0.43	0.26
Net realized and unrealized gains (losses)	2.10	(0.42)	5.04	10.23	5.69	1.63

Total from operations	2.21	(0.24)	5.24	10.52	6.12	1.89

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net investment income	(0.19)	(1.44)	(0.24)	(0.39)	(0.46)	(0.32)
From net realized gains	(2.55)	(9.51)	(10.30)	(5.15)	(3.66)	—

Total distributions	(2.74)	(10.95)	(10.54)	(5.54)	(4.12)	(0.32)

Net Asset Value:
End of period	$35.49	$36.02	$47.21	$52.51	$47.53	$45.53

Total investment return [3]	6.04%	(0.89% )	10.62%	22.92%	14.18%	4.39%

Net assets at end of period (000’s omitted)	$111,914	$117,459	$144,807	$188,574	$196,285	$254,256

Ratios: [4]
Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.61%	0.44%	0.41%	0.57%	0.92%	0.61%
Portfolio turnover rate (excluding short-term securities)	7.82%[5]	20.05%	24.04%	27.34%	13.42%	15.06%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2016	65

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit ESG Growth Fund

Six Months Ended
Class I	December 31, 2016
(Unaudited) *

Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.02
Net realized and unrealized gains	0.18

Total from operations	0.20

Distributions to Shareholders:
From net investment income	(0.02)

Net Asset Value:
End of period	$10.18

Total investment return [2]	2.01%

Net assets at end of period (000’s omitted)	$2,109
Ratios: [3]
Expenses	1.25%
Net investment income	0.39%
Portfolio turnover rate (excluding short-term securities)	11.87%[4]

Six Months Ended
Class S	December 31, 2016
(Unaudited) *
Net Asset Value:
Beginning of period	$10.00

Operations:
Net investment income [1]	0.01
Net realized and unrealized gains	0.18

Total from operations	0.19

Distributions to Shareholders:
From net investment income	(0.01)

Net Asset Value:
End of period	$10.18

Total investment return [2]	1.88%

Net assets at end of period (000’s omitted)	$2,050
Ratios: [3]
Expenses	1.50%
Net investment income	0.14%
Portfolio turnover rate (excluding short-term securities)	11.87%[4]

*	The Fund commenced investment operations on June 30, 2016.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

66	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Mid Cap Growth Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$15.36	$20.22	$21.08	$17.69	$15.77	$15.88

Operations:
Net investment income (loss) [1]	0.01	(0.04)	(0.06)	(0.07)	(0.03)	(0.05)
Net realized and unrealized gains (losses)	0.87	(1.92)	1.91	4.54	2.32	(0.06)

Total from operations	0.88	(1.96)	1.85	4.47	2.29	(0.11)

Redemption fees [2]	—	—	—	—	—	—

Distributions to Shareholders:
From net realized gains	(0.16)	(2.90)	(2.71)	(1.08)	(0.37)	—

Net Asset Value:
End of period	$16.08	$15.36	$20.22	$21.08	$17.69	$15.77

Total investment return [3]	5.72%	(9.97% )	9.52%	25.58%	14.70%	(0.69% )

Net assets at end of period (000’s omitted)	$141,999	$139,523	$171,854	$180,276	$152,129	$144,601

Ratios: [4]
Expenses	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (loss)	0.14%	(0.23% )	(0.30% )	(0.37% )	(0.17% )	(0.33% )

Portfolio turnover rate (excluding short-term securities)	12.52%[5]	21.57%	23.39%	27.65%	16.91%	16.23%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2016	67

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Dividend Growth Fund

	Six Months Ended		Three
Class I	December 31, 2016	Year Ended	Months Ended
	(Unaudited)	June 30, 2016	June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.06	0.14	0.02
Net realized and unrealized gains (losses)	1.06	0.02	(0.06)

Total from operations	1.12	0.16	(0.04)

Distributions to Shareholders:
From net investment income	(0.08)	(0.12)	—
From net realized gains	—	— [2]	—

Total distributions	(0.08)	(0.12)	—

Net Asset Value:
End of period	$11.04	$10.00	$9.96

Total investment return [3]	11.29%	1.71%	(0.40%)

Net assets at end of period (000’s omitted)	$10,538	$5,777	$3,708
Ratios: [4]
Expenses	1.25%	1.25%	1.25%
Net investment income	1.22%	1.46%	0.98%
Portfolio turnover rate (excluding short-term securities)	6.56%[5]	26.43%	2.63%[5]

	Six Months Ended		Three
Class S	December 31, 2016	Year Ended	Months Ended
	(Unaudited)	June 30, 2016	June 30, 2015 *

Net Asset Value:
Beginning of period	$10.00	$9.96	$10.00

Operations:
Net investment income [1]	0.05	0.11	0.02
Net realized and unrealized gains (losses)	1.06	0.03	(0.06)

Total from operations	1.11	0.14	(0.04)

Distributions to Shareholders:
From net investment income	(0.07)	(0.10)	—
From net realized gains	—	— [2]	—

Total distributions	(0.07)	(0.10)	—

Net Asset Value:
End of period	$11.04	$10.00	$9.96

Total investment return [3]	11.09%	1.46%	(0.40%)

Net assets at end of period (000’s omitted)	$2,983	$2,587	$2,230
Ratios: [4]
Expenses	1.50%	1.50%	1.50%
Net investment income	0.97%	1.21%	0.73%
Portfolio turnover rate (excluding short-term securities)	6.56%[5]	26.43%	2.63%[5]

*	The Fund commenced investment operations on March 31, 2015.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

68	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Small Cap Growth Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014		2013		2012

Net Asset Value:
Beginning of period	$45.59	$60.10	$61.38	$50.08		$43.90		$43.86

Operations:
Net investment loss [1]	(0.11)	(0.33)	(0.48)	(0.55)		(0.30)		(0.34)
Net realized and unrealized gains (losses)	5.01	(8.97)	6.26	11.85		6.48		0.38

Total from operations	4.90	(9.30)	5.78	11.30		6.18		0.04

Redemption fees [2]	—	—	—	—		—		—

Distributions to Shareholders:
From net realized gains	(0.08)	(5.21)	(7.06)	—		—		—

Net Asset Value:
End of period	$50.41	$45.59	$60.10	$61.38		$50.08		$43.90

Total investment return [3]	10.76%	(16.00% )	10.38%	22.56%		14.08%		0.09%

Net assets at end of period (000’s omitted)	$86,503	$81,209	$103,816	$99,510		$84,793		$78,202

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%		1.50%		1.50%
Net investment loss	(0.46%)	(0.65% )	(0.81% )	(0.94%	)	(0.64%	)	(0.82%	)

Portfolio turnover rate (excluding short-term securities) .	15.22%[5]	27.37%	31.07%	33.38%		28.36%		22.32%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2016	69

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit International Growth Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$14.48	$16.92	$17.44	$15.05	$13.29	$15.16

Operations:
Net investment income [1]	0.02	0.12	0.09	0.28	0.20	0.22
Net realized and unrealized gains (losses)	(0.34)	(1.47)	(0.34)	2.28	1.80	(1.86)

Total from operations	(0.32)	(1.35)	(0.25)	2.56	2.00	(1.64)

Redemption fees	—	—	—	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.07)	(0.09)	(0.27)	(0.17)	(0.24)	(0.23)
From net realized gains	—	(1.00)	—	—	—	—

Total distributions	(0.07)	(1.09)	(0.27)	(0.17)	(0.24)	(0.23)

Net Asset Value:
End of period	$14.09	$14.48	$16.92	$17.44	$15.05	$13.29

Total investment return [3]	(2.21%)	(8.19% )	(1.35% )	17.06%	15.06%	(10.69% )

Net assets at end of period (000’s omitted)	$19,564	$20,440	$22,485	$24,127	$20,890	$19,296

Ratios: [4]
Expenses	1.50%	1.50%	1.50%	1.50%	1.50%	1.50%
Net investment income	0.21%	0.76%	0.55%	1.69%	1.39%	1.62%

Portfolio turnover rate (excluding short-term securities)	21.88%[5]	37.94%	56.97%	46.91%	27.93%	27.82%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

70	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Developing Markets Growth Fund

	Six Months Ended
	December 31, 2016		Years Ended June 30,
	(Unaudited)	2016	2015	2014	2013	2012

Net Asset Value:
Beginning of period	$12.26	$14.77	$17.48	$16.40	$17.70	$23.24

Operations:
Net investment income (loss) [1]	(0.02)	0.04	0.03	(0.01)	0.04	0.06
Net realized and unrealized gains (losses)	(0.03)	(2.18)	(1.41)	2.07	0.14	(3.89)

Total from operations	(0.05)	(2.14)	(1.38)	2.06	0.18	(3.83)

Redemption fees	—	— [2]	—	—	—	— [2]

Distributions to Shareholders:
From net investment income	(0.03)	(0.02)	—	(0.03)	(0.06)	(0.06)
From net realized gains	—	(0.35)	(1.33)	(0.95)	(1.42)	(1.65)

Total distributions	(0.03)	(0.37)	(1.33)	(0.98)	(1.48)	(1.71)

Net Asset Value:
End of period	$12.18	$12.26	$14.77	$17.48	$16.40	$17.70

Total investment return [3]	(0.39%)	(14.42% )	(7.64% )	12.79%	0.36%	(16.29% )

Net assets at end of period (000’s omitted)	$6,924	$7,297	$9,192	$10,808	$10,615	$11,634

Ratios: [4]
Expenses	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Net investment income (loss)	(0.34%)	0.31%	0.16%	(0.07% )	0.24%	0.29%

Portfolio turnover rate (excluding short-term securities)	4.02%[5]	28.14%	21.51%	21.45%	15.48%	22.56%

[1]	The net investment income (loss) per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

DECEMBER 31, 2016	71

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2016

(1)	Organization

Sit Mutual Funds are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified, open-end management investment companies, or series thereof. The Sit Balanced, Sit Dividend Growth, Sit Global Dividend Growth, Sit ESG Growth, Sit Small Cap Dividend Growth, Sit Small Cap Growth, Sit International Growth, and Sit Developing Markets Growth are series funds of Sit Mutual Funds, Inc.

This report covers the equity funds of the Sit Mutual Funds (the Funds). Each fund has 10 billion authorized shares of capital stock with a par value of $0.001. The investment objective for each Fund is as follows:

Fund	Investment Objective

Balanced	Long-term growth consistent with the preservation of principal and to provide regular income.
Dividend Growth	Provide current income that exceeds the dividend yield of the S&P 500® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Global Dividend Growth	Provide current income that exceeds the dividend yield of the MSCI World Index that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Large Cap Growth	Maximize long-term capital appreciation.
ESG Growth	Maximize long-term capital appreciation.
Mid Cap Growth	Maximize long-term capital appreciation.
Small Cap Dividend Growth	Provide current income that exceeds the yield of the Russell 2000® Index and that grows over a period of years. Secondarily, maximize long-term capital appreciation.
Small Cap Growth	Maximize long-term capital appreciation.
International Growth	Maximize long-term growth.
Developing Markets Growth	Maximize long-term capital appreciation.

The Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds offer Class I and Class S shares. Both classes of shares have identical voting, dividend, and liquidation rights. The distribution fee differs among classes, the Class S shares have a 0.25% distribution fee, whereas Class I has no distribution fee. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, debt securities maturing in more than 60 days are priced by an independent pricing service. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, or when the Adviser becomes aware that a significant event impacting the value of a security or group of securities has occurred after the closing of the exchange on which the security or securities principally trade, but before the calculation of the daily net asset value, securities are valued at fair value as determined in good faith using procedures established by the Board of Directors. The procedures consider, among

72	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Debt securities of sufficient credit quality maturing in less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value.

Security transactions are accounted for on the date the securities are purchased or sold. Securities gains and losses are calculated on the identified-cost basis. Dividend income is recorded on the ex-dividend date or upon the receipt of ex-dividend notification in the case of certain foreign securities. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis.

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

• Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

• Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For foreign equities, the pricing services adjust closing prices by applying a systematic process for events occurring after the close of the foreign exchange by utilizing such inputs as Depositary Receipts, quoted prices for similar securities, exchange rates, and certain indexes. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

• Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A summary of the levels for the Funds’ investments as of December 31, 2016 is included with the Funds’ schedule of investments.

Foreign Currency Translations and Forward Foreign Currency Contracts

The fair value of securities and other assets and liabilities denominated in foreign currencies for Global Dividend Growth, International Growth and Developing Markets Growth Funds are translated daily into U.S. dollars at the closing rate of exchange (approximately 4:00 p.m. Eastern Time). Purchases and sales of securities, income and expenses are translated at the exchange rate on the transaction date. Dividend and interest income includes currency exchange gains (losses) realized between the accrual and payment dates on such income. Exchange gains (losses) may also be realized between the trade and settlement dates on security and forward contract transactions. For securities denominated in foreign currencies, the effect of changes in foreign exchange rates on realized and unrealized gains or losses is reflected as a component of such gains or losses.

The Global Dividend Growth, International Growth and Developing Markets Growth Funds may enter into forward foreign currency exchange contracts generally for operational purposes, but the Adviser may occasionally utilize contracts to protect against adverse exchange rate fluctuation. Any gains (losses) generated by these contracts are disclosed separately on the statement of operations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds and the resulting unrealized appreciation or depreciation is determined using foreign currency exchange rates from an independent pricing service. The Funds are subject to the credit risk that the other party will not complete the obligations of the contract.

DECEMBER 31, 2016	73

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2016 (Continued)

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2013, 2014 and 2015 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2016, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

			Net Unrealized	Cost of
	Unrealized	Unrealized	Appreciation	Securities on a
	Appreciation	Depreciation	(Depreciation)	Tax Basis
Balanced	$4,252,627	($385,405)	$3,867,222	$20,701,355
Dividend Growth	134,144,726	(5,617,586)	128,527,140	863,912,750
Global Dividend Growth	2,910,881	(702,684)	2,208,197	23,595,989
Large Cap Growth	40,577,529	(986,682)	39,590,847	72,497,273
ESG Growth	267,307	(165,643)	101,664	4,055,940
Mid Cap Growth	53,246,814	(1,738,662)	51,508,152	90,542,516
Small Cap Dividend Growth	1,730,683	(253,357)	1,477,326	11,952,547
Small Cap Growth	27,329,462	(896,616)	26,432,846	60,207,775
International Growth	1,604,826	(906,021)	698,805	18,799,423
Developing Markets Growth	1,141,757	(727,510)	414,247	6,499,040

Net investment income and net realized gains differ for financial statement and tax purposes because of corporate actions on shares held and/or losses deferred due to “wash sale” transactions. A “wash sale” occurs when a Fund sells a security that it has acquired within a period beginning thirty days before and ending thirty days after the date of sale (a sixty one day period). The character of distributions made during the year from net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds. The tax character of distributions paid during the fiscal years ended June 30, 2016 and 2015 were as follows:

Year Ended June 30, 2016:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$508,889	$1,028,080	$1,536,969
Dividend Growth (Class I)	23,739,125	101,891,044	125,630,169
Dividend Growth (Class S)	1,582,606	7,415,541	8,998,147
Global Dividend Growth (Class I)	530,149	1,512,875	2,043,024
Global Dividend Growth (Class S)	62,954	201,098	264,052
Large Cap Growth	4,558,215	27,930,763	32,488,978
Mid Cap Growth	—	23,213,056	23,213,056
Small Cap Dividend Growth (Class I)	59,291	446	59,738
Small Cap Dividend Growth (Class S)	24,217	216	24,432
Small Cap Growth	—	8,910,218	8,910,218
International Growth	205,203	1,246,085	1,451,288
Developing Markets Growth	12,000	211,867	223,867

74	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Year Ended June 30, 2015:

		Long Term
	Ordinary Income	Capital Gain	Total
Balanced	$226,644	$452,434	$679,078
Dividend Growth (Class I)	19,006,449	114,151,521	133,157,970
Dividend Growth (Class S)	1,514,587	10,059,686	11,574,273
Global Dividend Growth (Class I)	315,934	1,468,820	1,784,754
Global Dividend Growth (Class S)	50,637	240,326	290,963
Large Cap Growth	1,318,355	32,548,866	33,867,221
Mid Cap Growth	—	22,297,244	22,297,244
Small Cap Dividend Growth (Class I)	—	—	—
Small Cap Dividend Growth (Class S)	—	—	—
Small Cap Growth	—	11,167,852	11,167,852
International Growth	354,576	—	354,576
Developing Markets Growth	—	795,509	795,509

As of June 30, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Unrealized
	Ordinary	Accumulated	Appreciation
	Income	Gain	(Depreciation)
Balanced	$60,565	—	$3,273,670
Dividend Growth	3,187,293	$48,194,156	99,519,924
Global Dividend Growth	113,414	—	1,250,173
Large Cap Growth	217,862	5,546,908	37,011,728
Mid Cap Growth	—	1,410,683	44,790,166
Small Cap Dividend Growth	24,963	—	191,889
Small Cap Growth	—	144,631	17,861,490
International Growth	76,544	—	484,863
Developing Markets Growth	18,811	—	469,665

Net capital loss carryovers and late year losses, if any, as of June 30, 2016, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act was June 30, 2012. The net capital loss carryovers post-enactment and the late year losses deferred as of June 30,2016, were as follows:

	Post-Enactment
	Unlimited Period of Net		Late Year	Accumulated
	Capital Loss Carryover		Losses	Capital and
	Short-Term	Long-Term	Deferred	Other Losses
Balanced	—	—	$79,701	$79,701
Global Dividend Growth	$392,798	$224,357	—	617,155
Small Cap Dividend Growth	169,885	—	—	169,885
International Growth	—	—	348,030	348,030
Developing Markets Growth	—	—	164,567	164,567

DECEMBER 31, 2016	75

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2016 (Continued)

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income, if any, are declared and paid quarterly for the Balanced, Dividend Growth, Global Dividend Growth and Small Cap Dividend Growth Funds and declared and paid annually for Developing Markets Growth, Small Cap Growth, International Growth, Mid Cap Growth, Large Cap Growth and ESG Growth Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Concentration of Investments

The Developing Markets Growth Fund may concentrate investments in countries with limited or developing capital markets which may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund’s investments and the income it generates, as well as the Fund’s ability to repatriate such amounts.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended December 31, 2016, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

Balanced	$860,352	$4,329,770	$1,147,189	$3,237,737
Dividend Growth	—	321,939,575	—	381,418,255
Global Dividend Growth	—	3,917,900	—	3,621,155
Large Cap Growth	—	8,921,313	—	16,556,559
ESG Growth	—	4,373,187	—	371,492
Mid Cap Growth	—	16,970,496	—	18,832,321
Small Cap Dividend Growth	—	4,369,044	—	655,278
Small Cap Growth	—	12,185,608	—	15,105,027
International Growth	—	4,374,008	—	4,551,558
Developing Markets Growth	—	510,835	—	821,570

76	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates, Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. The current fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Balanced	1.00%
Dividend Growth Class I and Class S	1.00%
Global Dividend Growth Class I and Class S	1.25%
Large Cap Growth	1.00%
ESG Growth Class I and Class S	1.25%
Mid Cap Growth	1.25%
Small Cap Dividend Growth Class I and Class S	1.25%
Small Cap Growth	1.50%
International Growth	1.50%
Developing Markets Growth	2.00%

SIA is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, 12b-1 fees and other transaction charges relating to investing activities).

In addition to the annual management fees, the Class S shares of Dividend Growth, Global Dividend Growth, ESG Growth and Small Cap Dividend Growth Funds also have a 0.25% annual distribution (12b-1) fee, which is used to pay for distribution fees related to the sale and distribution of its shares.

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of December 31, 2016:

		% Shares
	Shares	Outstanding
Balanced	254,333	21.6
Dividend Growth	1,214,266	1.9
Global Dividend Growth	719,226	37.6
Large Cap Growth	616,230	19.5
ESG Growth	407,327	99.7
Mid Cap Growth	3,852,355	43.6
Small Cap Dividend Growth	858,788	70.1
Small Cap Growth	911,770	53.1
International Growth	805,553	58.0
Developing Markets Growth	258,018	45.4

DECEMBER 31, 2016	77

NOTES TO FINANCIAL STATEMENTS

Six Months Ended December 31, 2016 (Continued)

(5)	Capital Share Activity

Short-Term Trading (Redemption) Fees

The Funds (except Balanced) charge a redemption fee equal to 2.00% of the proceeds on shares held for less than 30 calendar days. The fee is retained by the Fund for the benefit of its long-term shareholders and accounted for as an addition to paid in capital. For the six months ended December 31, 2016, the Funds received the following redemption fees:

	Class I	Class S
Dividend Growth	$947	—
Large Cap Growth	158	—
Mid Cap Growth	2	—
Small Cap Growth	1,179	—

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

78	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2016 to December 31, 2016.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	(7/1/16-
Fund	(7/1/16)	(12/31/16)	12/31/16)

Balanced Fund
Actual	$1,000	$1,033.70	$5.10
Hypothetical	$1,000	$1,020.05	$5.06

Dividend Growth Fund
Actual
Class I	$1,000	$1,062.70	$5.17
Class S	$1,000	$1,061.60	$6.46
Hypothetical
Class I	$1,000	$1,020.05	$5.06
Class S	$1,000	$1,018.80	$6.33

Global Dividend Growth Fund
Actual
Class I	$1,000	$1,035.70	$6.38
Class S	$1,000	$1,033.80	$7.65
Hypothetical
Class I	$1,000	$1,018.80	$6.33
Class S	$1,000	$1,017.55	$7.59

Large Cap Growth Fund
Actual	$1,000	$1,060.40	$5.17
Hypothetical	$1,000	$1,020.05	$5.06

ESG Growth Fund
Actual
Class I	$1,000	$1,020.10	$6.33
Class S	$1,000	$1,018.80	$7.59
Hypothetical
Class I	$1,000	$1,018.80	$6.33
Class S	$1,000	$1,017.55	$7.59

Mid Cap Growth Fund
Actual	$1,000	$1,057.20	$6.45
Hypothetical	$1,000	$1,018.80	$6.33

Small Cap Dividend Growth Fund
Actual
Class I	$1,000	$1,112.90	$6.62
Class S	$1,000	$1,110.90	$7.94
Hypothetical
Class I	$1,000	$1,018.80	$6.33
Class S	$1,000	$1,017.55	$7.59

DECEMBER 31, 2016	79

EXPENSE EXAMPLE (Unaudited) (Continued)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	(7/1/16-
Fund	(7/1/16)	(12/31/16)	12/31/16)

Small Cap Growth Fund
Actual	$1,000	$1,107.60	$7.93
Hypothetical	$1,000	$1,017.55	$7.59

International Growth Fund
Actual	$1,000	$997.90	$7.44
Hypothetical	$1,000	$1,017.55	$7.59

Developing Markets Growth Fund
Actual	$1,000	$996.10	$10.01
Hypothetical	$1,000	$1,015.04	$10.10

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, for the Balanced, Dividend Growth, Class I and Large Cap Growth Funds; 1.25% for Dividend Growth, Class S, Global Dividend Growth, Class I, Small Cap Dividend Growth, Class I, Mid Cap Growth, and ESG Growth, Class I Funds; 1.50% for Global Dividend Growth, Class S, Small Cap Dividend Growth, Class S, Small Cap Growth, ESG Growth, Class S and International Growth Funds; and 2.00% for Developing Markets Growth Fund, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

80	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2016 the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mid Cap Growth Fund, Inc. dated November 1, 1996; Sit Large Cap Growth Fund, Inc. dated November 1, 1996; and Sit Mutual Funds Inc., dated November 1, 1992; (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to the Boards’ selection of SIA as the investment adviser, and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to equity securities, SIA identifies growth-oriented securities issued by companies with the potential for earnings growth at a faster rate than the general economy and market index. SIA believes that earnings growth is the primary determinant of superior long-term returns for equity securities, and invests in companies it believes exhibit above market and consistent growth as well as conservative and cyclical growth companies. SIA’s actively managed portfolios not only concentrate on the best growth opportunities but do so at reasonable valuation levels. The Directors determined that the Stock Funds’ investment objectives are consistent with SIA’s investment philosophy and growth style. The Directors reviewed the Stock Funds’ portfolio characteristics, and noted that SIA has consistently managed the Stock Funds in a growth style and the Directors found no indication of style drift away from growth stocks over market cycles. The Directors noted that in years during which growth stocks have generally under-performed relative to value stocks, many funds with a stated growth style objective actually strayed from the growth style and invested a portion of their portfolios in value stocks. This has been especially true with funds investing in international equity securities. In these instances, the Stock Funds may at times not rank favorably in comparisons with other funds investing in value stocks because the Stock Funds were disciplined in maintaining their growth style.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to equity securities, SIA utilizes a team based top-down and bottom-up investment decision making process.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

DECEMBER 31, 2016	81

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.7 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as equity growth funds.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses, except interest, brokerage commissions and transaction charges, certain extraordinary expenses, and fees paid under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class S shares of Sit Dividend Growth Fund, Sit Global Dividend Growth Fund, Sit Small Cap Dividend Growth Fund, and Sit ESG Growth Fund. The Directors reviewed fees paid in prior years (both before and after the voluntary waiver of fees by SIA with respect to Mid Cap Growth Fund prior to January 1, 2011 and International Growth Fund prior to November 1, 2010) and the current fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure for each Fund is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA

82	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

ADDITIONAL INFORMATION (Unaudited) (Continued)

except as noted above. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

DECEMBER 31, 2016	83

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84

Semi-Annual Report
December 31, 2016

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

GENERAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
1-800-332-5580
www.sitfunds.com

Sit Stock 12-2016

Item 2:   Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:   Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:   Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:   Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:   Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:   Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:   Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b) There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:   Exhibits:

(a)   The following exhibits are attached to this Form N-CSR:

(2)   A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)   Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit Mid Cap Growth Fund, Inc.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date February 27, 2017

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date February 27, 2017